                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  OmniSky Corporation               |     CASE NO.        01-33125 (DM)
                                          |                     ---------------
                                          |
                                          |     CHAPTER 11
                                          |     MONTHLY OPERATING REPORT
                                          |     (GENERAL BUSINESS CASE)
------------------------------------------

                           SUMMARY OF FINANCIAL STATUS


      MONTH ENDED:  Aug 02                    PETITION DATE:        12/10/01
                    --------                                    ---------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
      Dollars reported in  $ 1
                           ---

2.    ASSET AND LIABILITY STRUCTURE                                    END OF CURRENT       END OF PRIOR       AS OF PETITION
                                                                            MONTH              MONTH                FILING
                                                                            -----              -----                ------

      a.  Current Assets                                                   $9,639,980        $10,902,972
                                                                       ---------------    ---------------
      b.  Total Assets                                                    $59,106,025 (1)    $60,369,017          $23,189,381  (1)
                                                                       ---------------    ---------------      ---------------
      c.  Current Liabilities                                                $914,986           $836,236
                                                                       ---------------    ---------------
      d.  Total Liabilities                                                $5,986,883 (2)     $7,041,322          $42,832,634  (2)
                                                                       ---------------    ---------------      ---------------


                                                                                                                  CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH             CURRENT MONTH       PRIOR MONTH           (CASE TO DATE)
                                                                       -------------       -----------           -------------
      a.  Total Receipts                                                       $9,865           ($15,063)          $5,196,276
                                                                       ---------------    ---------------      ---------------
      b.  Total Disbursements                                                $121,300            $99,123           $6,032,150
                                                                       ---------------    ---------------      ---------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        ($111,435)         ($114,186)           ($835,874)
                                                                       ---------------    ---------------      ---------------
      d.  Cash Balance Beginning of Period                                 $8,999,850         $9,114,036           $9,724,289
                                                                       ---------------    ---------------      ---------------
      e.  Cash Balance End of Period (c + d)                               $8,888,415         $8,999,850           $8,888,415
                                                                       ---------------    ---------------      ---------------


                                                                                                                 CUMULATIVE
                                                                      CURRENT MONTH       PRIOR MONTH          (CASE TO DATE)
                                                                      -------------       -----------          -------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                         ($20,717)         ($320,758)        ($10,259,590)
                                                                       ---------------    ---------------      ---------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                             $50,336            $50,336
                                                                       ---------------    ---------------
6.    POST-PETITION LIABILITIES                                              $914,986           $836,236
                                                                       ---------------    ---------------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $0                 $0
                                                                       ---------------    ---------------


AT THE END OF THIS REPORTING MONTH:                                                                  YES                  NO
                                                                                                     ---                  --
8.    Have any payments been made on pre-petition debt, other than payments in the normal                                  X
      course to secured creditors or lessors? (if yes, attach listing including date of         ---------------     ---------------
      payment, amount of payment and name of payee)

9.    Have any payments been made to professionals?  (if yes, attach listing including date of         X
      payment, amount of payment and name of payee)                                             ---------------     ---------------

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?                    X
                                                                                                ---------------     ---------------
11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,            X
      attach listing including date of payment, amount and reason for payment, and              ---------------     ---------------
      name of payee)

12.   Is the estate insured for replacement cost of assets and for general liability?                  X
                                                                                                ---------------     ---------------
13.   Are a plan and disclosure statement on file?                                                     X
                                                                                                ---------------     ---------------
14.   Was there any post-petition borrowing during this reporting period?                                                  X
                                                                                                ---------------     ---------------

15.   Check if paid: Post-petition taxes   X;    U.S. Trustee Quarterly Fees   X;     Check if filing is current for: Post-petition
                                          ---                                 ---
       tax reporting and tax returns:      X.
                                          ---

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  9/18/02                       /s/ Michael Malesardi
      ----------------              -------------------------------------------
                                    Responsible Individual

--------------------------------------------------------------------------------
(1) The significant difference in total assets between the petition date and the end of the current month is primarily due to $46.6 million of investments in subsidiaries not expected to result in cash to the estate that as a result was not reported on the Statements and Schedules filed with the Bankruptcy Court. In addition, approximately $2.6 million in net intercompany receivables/payables was not reported for the same reason.

(2) Debtor does not maintain certain contingent liabilities on its books that were reported on the Statement and Schedules filed with the Bankruptcy Court. Therefore, the significant difference in total liabilities between the petition date and the end of the current month is primarily attributed to $29.4 million of contingent liabilities due to News Corporation Limited and $2.8 million contingently due to the Debtor's employees under change of control contracts that were presented in the Statements and Schedules but which are excluded herein.
--------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended    08/31/02
                                              --------------


            CURRENT MONTH
--------------------------------------                                                                    CUMULATIVE     NEXT MONTH
  ACTUAL       FORECAST     VARIANCE                                                                    (CASE TO DATE)    FORECAST
  ------       --------     --------                                                                    --------------    --------
                                          REVENUES:

         $0    N/A (1)      N/A (1)     1   Gross Sales                                                   $2,963,042       N/A (1)
------------  -----------  -----------                                                                   ------------   -----------
         $0                             2   less: Sales Returns & Allowances (4)                           ($949,329)
------------  -----------  -----------                                                                   ------------   -----------
         $0                             3   Net Sales                                                     $3,912,371
------------  -----------  -----------                                                                   ------------   -----------
     $5,168                             4   less: Cost of Goods Sold       (Schedule 'B')                 $3,053,270
------------  -----------  -----------                                                                   ------------   -----------
    ($5,168)                            5   Gross Profit                                                    $859,101
------------  -----------  -----------                                                                   ------------   -----------
         $0                             6   Interest                                                            $300
------------  -----------  -----------                                                                   ------------   -----------
         $0                             7   Other Income:                                                         $0
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
                                        8
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
                                        9
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
    ($5,168)                           10       TOTAL REVENUES                                              $859,401
------------  -----------  -----------                                                                   ------------   -----------

                                          EXPENSES:

    $43,647                            11   Compensation to Owner(s)/Officer(s)                             $484,899
------------  -----------  -----------                                                                   ------------   -----------
    $23,416                            12   Salaries                                                        $812,271
------------  -----------  -----------                                                                   ------------   -----------
         $0                            13   Commissions                                                           $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                            14   Contract Labor                                                        $0
------------  -----------  -----------      Rent/Lease:                                                  ------------   -----------
         $0                            15       Personal Property                                             $6,148
------------  -----------  -----------                                                                   ------------   -----------
     $6,956                            16       Real Property                                               $553,689
------------  -----------  -----------                                                                   ------------   -----------
    $14,693                            17   Insurance                                                       $206,293
------------  -----------  -----------                                                                   ------------   -----------
         $0                            18   Management Fees                                                       $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                            19   Depreciation                                                  $1,964,545
------------  -----------  -----------       Taxes:                                                      ------------   -----------
         $0                            20       Employer Payroll Taxes                                            $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                            21       Real Property Taxes                                               $0
------------  -----------  -----------                                                                   ------------   -----------
        $90                            22       Other Taxes                                                 ($39,995)
------------  -----------  -----------                                                                   ------------   -----------
         $0                            23   Other Selling                                                    $87,904
------------  -----------  -----------                                                                   ------------   -----------
   ($49,702)                           24   Other Administrative                                            $528,675
------------  -----------  -----------                                                                   ------------   -----------
         $0                            25   Interest                                                              $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                            26   Other Expenses:                                                       $0
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
     $4,637                            27     Vacation                                                       $73,980
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
         $0                            28     Hardware & Software Maintenance Fees                           $26,464
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
     $7,577                            29     Benefits and Payroll Processing Cost                          $180,774
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
         $0                            30     PWC International Tax Services                                $100,000
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
         $0                            31     Israel Engineering Charges                                  $1,766,941
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
         $0                                   Adjustment to Bad Debt Reserves                              ($100,000)
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
  ($125,000)                           33     Aether agreed settlement to withdraw claim of $1,246,600     ($125,000)
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
                                       34
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------

   ($73,688)                           35       TOTAL EXPENSES                                            $6,527,588
------------  -----------  -----------                                                                   ------------   -----------

    $68,520                            36 SUBTOTAL                                                       ($5,668,187)
------------  -----------  -----------                                                                   ------------   -----------

                                          REORGANIZATION ITEMS:
    $97,963                            37   Professional Fees                                             $1,477,300
------------  -----------  -----------                                                                   ------------   -----------
         $0                            38   Provisions for Rejected Executory Contracts                           $0
------------  -----------  -----------                                                                   ------------   -----------
    ($9,727)                           39   Interest Earned on Accumulated Cash from                        ($72,587)
------------  -----------  -----------      Resulting Chp 11 Case (3)                                    ------------   -----------
         $0                            40   (Gain) or Loss from Sale of Equipment (2)                       $390,352
------------  -----------  -----------                                                                   ------------   -----------
     $1,000                            41   U.S. Trustee Quarterly Fees                                      $15,500
------------  -----------  -----------                                                                   ------------   -----------
         $0                            42   Wind-Up of Business Expenses (2)                              $2,780,837
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------

    $89,237                            43        TOTAL REORGANIZATION ITEMS                               $4,591,403
------------  -----------  -----------                                                                   ------------   -----------
   ($20,717)                           44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                ($10,259,590)
------------  -----------  -----------                                                                   ------------   -----------
         $0                            45   Federal & State Income Taxes                                          $0
------------  -----------  -----------                                                                   ------------   -----------
   ($20,717)                           46 NET PROFIT (LOSS)                                              ($10,259,590)
============  ===========  ===========                                                                   ============   ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):


--------------------------------------------------------------------------------
(1) No forecast operating results have been or will be supplied to the bankruptcy court. The Debtor has sold, with the approval of the bankruptcy court, its primary assets and operations with an effective date of January 22, 2002.

(2) In conjuction with its asset sale to EarthLink, the Debtor has taken non-cash charges to adjust the book value of certain assets that were neither assumed in the transaction nor are deemed to provide any cash recovery to the Debtor's estate.

(3) Formulas in this document reflect gains in reorganization items as a negative value.

(4) Under GAAP accounting, the company previously recorded a Deferred Revenue liability for potential returns of equipment from retailers. This book reserve is no longer considered necessary.
--------------------------------------------------------------------------------

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 08/31/02

       ASSETS
                                                                                 FROM SCHEDULES                BOOK VALUE
                                                                                 --------------                ----------
           CURRENT ASSETS

    1         Cash and cash equivalents - unrestricted                                  H                          $8,611,668
                                                                                                           -------------------
    2         Cash and cash equivalents - restricted                                    H                            $276,746
                                                                                                           -------------------
    3         Accounts receivable (net)                                                 A                             $50,336
                                                                                                           -------------------
    4         Inventory                                                                 B                                  $0
                                                                                                           -------------------
    5         Prepaid expenses                                                                                       $219,520
                                                                                                           -------------------
    6         Professional retainers                                                                                 $200,000
                                                                                                           -------------------
    7         Other: Net Receivable from Earthlink                                                                     $34,100
                     ---------------------------------------------------------                             -------------------
    8                Deposits                                                                                               $0
              ----------------------------------------------------------------                             -------------------
                     Other Receivables                                                                                $247,610
                     ---------------------------------------------------------                             -------------------
    9                TOTAL CURRENT ASSETS                                                                           $9,639,980
                                                                                                           -------------------
           PROPERTY AND EQUIPMENT (BOOK VALUE)

   10         Real property                                                             C                                  $0
                                                                                                           -------------------
   11         Computers                                                                 D                                  $0
                                                                                                           -------------------
   12         Furniture and fixtures                                                    D                                  $0
                                                                                                           -------------------
   13         Office equipment                                                          D                                  $0
                                                                                                           -------------------
   14         Software                                                                  D                                  $0
                                                                                                           -------------------
   15         Vehicles                                                                  D                                  $0
                                                                                                           -------------------
   16         Other:                                                                    D                                  $0
                    ----------------------------------------------------------                             -------------------
   17                                                                                   D                                  $0
              ----------------------------------------------------------------                             -------------------
   18                                                                                   D                                  $0
              ----------------------------------------------------------------                             -------------------
   19                                                                                   D                                  $0
              ----------------------------------------------------------------                             -------------------
   20                                                                                   D                                  $0
              ----------------------------------------------------------------                             -------------------
   21               TOTAL PROPERTY AND EQUIPMENT                                                                           $0
                                                                                                           -------------------
           OTHER ASSETS

   22         Loans to shareholders                                                                                   $88,800
                                                                                                           -------------------
   23         Loans to affiliates, net of amounts payable to affiliates                                            $2,763,446
                                                                                                           -------------------
   24         Investment in subsidiaries                                                                          $46,613,800
              ----------------------------------------------------------------                             -------------------
   25
              ----------------------------------------------------------------                             -------------------
   26
              ----------------------------------------------------------------                             -------------------
   27
              ----------------------------------------------------------------                             -------------------
   28               TOTAL OTHER ASSETS                                                                            $49,466,046
                                                                                                           -------------------
   29               TOTAL ASSETS                                                                                  $59,106,025
                                                                                                           ===================


       NOTE:
              Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


       LIABILITIES FROM SCHEDULES

           POST-PETITION

              CURRENT LIABILITIES

   30               Salaries and wages                                                                                          $0
                                                                                                                -------------------
   31               Payroll taxes                                                                                               $0
                                                                                                                -------------------
   32               Real and personal property taxes                                                                            $0
                                                                                                                -------------------
   33               Income taxes                                                                                                $0
                                                                                                                -------------------
   34               Sales taxes                                                                                                 $0
                                                                                                                -------------------
   35               Notes payable (short term)                                                                                  $0
                                                                                                                -------------------
   36               Accounts payable (trade)                                                 A                            $131,970
                                                                                                                -------------------
   37               Real property lease arrearage                                                                               $0
                                                                                                                -------------------
   38               Personal property lease arrearage                                                                           $0
                                                                                                                -------------------
   39               Accrued professional fees                                                                             $742,374
                                                                                                                -------------------
   40               Current portion of long-term post-petition debt (due within 12 months)                                 $0
                                                                                                                -------------------
   41               Other: Deferred revenue                                                                                     $0
                           ---------------------------------------------------                                  -------------------
   42                      Vacation                                                                                        $38,442
                    ----------------------------------------------------------                                  -------------------
   43                      Other                                                                                            $2,200
                    ----------------------------------------------------------                                  -------------------
   44               TOTAL CURRENT LIABILITIES                                                                             $914,986
                                                                                                                -------------------
   45         LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                              $0
                                                                                                                -------------------
   46               TOTAL POST-PETITION LIABILITIES                                                                       $914,986
                                                                                                                -------------------
           PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

   47               Secured claims                                                           F                                  $0
                                                                                                                -------------------
   48               Priority unsecured claims                                                F                             $84,956
                                                                                                                -------------------
   49               General unsecured claims                                                 F                          $4,986,941
                                                                                                                -------------------
   50               TOTAL PRE-PETITION LIABILITIES                                                                      $5,071,897
                                                                                                                -------------------
   51               TOTAL LIABILITIES                                                                                   $5,986,883
                                                                                                                -------------------
       EQUITY (DEFICIT)

   52         Retained Earnings/(Deficit) at time of filing                                                          ($213,484,902)
                                                                                                                -------------------
   53         Capital Stock                                                                                                $73,341
                                                                                                                -------------------
   54         Additional paid-in capital                                                                              $277,284,500
                                                                                                                -------------------
   55         Cumulative profit/(loss) since filing of case                                                           ($10,259,590)
                                                                                                                -------------------
   56         Post-petition contributions/(distributions) or (draws)
                                                                                                                -------------------
   57
                    ----------------------------------------------------------                                  -------------------
   58         Equity adjustment for pre-petition liabilities due to Chapter 11 filing                                    ($494,207)
                                                                                                                -------------------
   59               TOTAL EQUITY (DEFICIT)                                                                             $53,119,141
                                                                                                                -------------------
   60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                          $59,106,025
                                                                                                                ===================

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable


                                                        ACCOUNTS RECEIVABLE         ACCOUNTS PAYABLE          PAST DUE
RECEIVABLES AND PAYABLES AGINGS                       [PRE AND POST PETITION]       [POST PETITION]       POST PETITION DEBT
-------------------------------                       -----------------------       ---------------       ------------------
    0 -30 Days                                                          $0                $131,970
                                                         ------------------          --------------
    31-60 Days                                                          $0
                                                         ------------------          --------------
    61-90 Days                                                          $0                                              $0
                                                         ------------------          --------------         ---------------
    91+ Days                                                      $929,991
                                                         ------------------          --------------
    Total accounts receivable/payable                             $929,991                $131,970
                                                         ------------------          --------------
    Allowance for doubtful accounts                               $879,655
                                                         ------------------
    Accounts receivable (net)                                      $50,336
                                                         ==================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)


                                                            INVENTORY(IES)
                                                              BALANCE AT
                                                             END OF MONTH
                                                             ------------
    Retail/Restaurants -
      Product for resale                                 ---------------------

    Distribution -
      Products for resale                                ---------------------

    Manufacturer -                                                         $0
      Raw Materials                                      ---------------------

      Work-in-progress                                                     $0
                                                         ---------------------
      Finished goods                                                       $0
                                                         ---------------------

    Other - Explain                                                        $0
                                                         ---------------------
    Inventory reserve
    ------------------------

    ------------------------
        TOTAL                                                              $0
                                                         =====================




COST OF GOODS SOLD

INVENTORY BEGINNING OF MONTH                                               $0
                                                               ---------------
Add -
  Net purchase
                                                               ---------------
  Direct labor
                                                               ---------------
  Manufacturing overhead
                                                               ---------------
  Freight in
                                                               ---------------
  Other:
                                                               ---------------
  Cost of goods sold - equipment                                       $5,168
---------------------------------------                        ---------------
  Cost of goods sold - service                                             $0
---------------------------------------                        ---------------
  Cost of goods sold - content                                             $0
---------------------------------------                        ---------------
Less -
  Inventory End of Month                                                   $0
                                                               ---------------
  Shrinkage
                                                               ---------------
  Personal Use
                                                               ---------------

Cost of Goods Sold                                                     $5,168
                                                               ===============


    METHOD OF INVENTORY CONTROL

    Do you have a functioning perpetual inventory system?   (1)
           Yes  X    No
               ----     ----

    How often do you take a complete physical inventory?    (1)

      Weekly
                   -----
      Monthly
                   -----
      Quarterly
                   -----
      Semi-annually
                   -----
      Annually
                   -----

Date of last physical inventory was             (1)
                                        ---------------------

Date of next physical inventory is               (1)
                                        ---------------------


INVENTORY VALUATION METHODS

Indicate by a checkmark method of inventory used.

Valuation methods -
    FIFO cost                            X
                                       ----
    LIFO cost
                                       ----
    Lower of cost or market              X
                                       ----
    Retail method
                                       ----
    Other
                                       ----
      Explain

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------



--------------------------------------------------------------------------------
(1) Inventory is maintained by a third-party-provider, BrightPoint, who performs periodic cycle counts on the Debtor's inventory.
--------------------------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


Description                                                                                 COST                  MARKET VALUE
                                                                                            ----                  ------------
      None                                                                                          $0                          $0
      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------
      Total                                                                                         $0                          $0
                                                                                      =================       =====================


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


                                                                                            COST                   BOOK VALUE
                                                                                            ----                   ----------
Description
Computers -
      Network and office computers                                                                  $0                          $0
      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------
      Total                                                                                         $0                          $0
                                                                                      =================       =====================
Furniture & Fixtures -
      Workstations, cubicles, chairs, tables, etc.                                                  $0                          $0
      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------
      Total                                                                                         $0                          $0
                                                                                      =================       =====================
Office Equipment -
      Telephone system, printers, projectors, etc.                                                  $0                          $0
      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------
      Total                                                                                         $0                          $0
                                                                                      =================       =====================
Software -
      Prepaid Licenses & Support for Internal Use Software                                          $0                          $0
      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------
      Total                                                                                         $0                          $0
                                                                                      =================       =====================
Vehicles -
      2001 Chrysler PT Cruiser - Limited Edition                                                    $0                          $0
      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------

      -----------------------------------------------------------                     -----------------       ---------------------
      Total                                                                                         $0                          $0
                                                                                      =================       =====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                           0-30 DAYS           31-60 DAYS           61-90 DAYS          91+ DAYS            TOTAL
                                        ---------           ----------           ----------          --------            -----
FEDERAL
      Income Tax Withholding                                                                                                    $0
                                       ------------         ------------         ------------       ------------     --------------
      FICA - Employee                                                                                                           $0
                                       ------------         ------------         ------------       ------------     --------------
      FICA - Employer                                                                                                           $0
                                       ------------         ------------         ------------       ------------     --------------
      Unemployment (FUTA)                                                                                                       $0
                                       ------------         ------------         ------------       ------------     --------------
      Income                                                                                                                    $0
                                       ------------         ------------         ------------       ------------     --------------
      Other (Attach List)                                                                                                       $0
                                       ------------         ------------         ------------       ------------     --------------
TOTAL FEDERAL TAXES                             $0                   $0                   $0                 $0                 $0
                                       ------------         ------------         ------------       ------------     --------------
STATE AND LOCAL
      Income Tax Withholding                                                                                                    $0
                                       ------------         ------------         ------------       ------------     --------------
      Unemployment (UT)                                                                                                         $0
                                       ------------         ------------         ------------       ------------     --------------
      Disability Insurance (DI)                                                                                                 $0
                                       ------------         ------------         ------------       ------------     --------------
      Empl. Training Tax (ETT)                                                                                                  $0
                                       ------------         ------------         ------------       ------------     --------------
      Sales                                     $0                   $0                                                         $0
                                       ------------         ------------         ------------       ------------     --------------
      Excise                                                                                                                    $0
                                       ------------         ------------         ------------       ------------     --------------
      Real property                                                                                                             $0
                                       ------------         ------------         ------------       ------------     --------------
      Personal property                                                                                                         $0
                                       ------------         ------------         ------------       ------------     --------------
      Income                                                                                                                    $0
                                       ------------         ------------         ------------       ------------     --------------
      Other (Attach List)                                                                                                       $0
                                       ------------         ------------         ------------       ------------     --------------
TOTAL STATE & LOCAL TAXES                       $0                   $0                   $0                 $0                 $0
                                       ------------         ------------         ------------       ------------     --------------
TOTAL TAXES                                     $0                   $0                   $0                 $0                 $0
                                       ============         ============         ============       ============     ==============



                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                       CLAIMED               ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                           AMOUNT (2)            AMOUNT (3)
-------------------------------------------                           ----------            ----------
      Secured claims  (1)                                                     $0                     $0
                                                                     ------------           ------------
      Priority claims other than taxes                                $3,479,078                 $2,973
                                                                     ------------           ------------
      Priority tax claims                                                     $0                $81,982
                                                                     ------------           ------------
      General unsecured claims                                       $39,353,556             $4,986,941
                                                                     ------------           ------------

      (1)   The Debtor does not have any secured liabilities.

      (2) The above amount represents the total amount of claims filed in the Debtor's Schedule of Assets and Liabilities (SoAL).

      (3) The total represents the Debtor's balances recorded in accordance with GAAP as of August 31, 2002. This amount does not included any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by Creditors. The primary difference between the claimed & allowed amount reported herein is the potential News Corporation Limited claim of approximately $29.4 million and Management's change of control claim of approximately $2.8 million. In July 2002, the Debtor agreed with a creditor to set off a pre-petition liability against a pre-petition receivable. As such, the Debtor had decreased the pre-petition general unsecured claims amount by $8,000 to recognize the set off of this liability.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                               ACCOUNT 1         ACCOUNT 2         ACCOUNT 3       ACCOUNT 4        ACCOUNT 5         ACCOUNT 6
                               ---------         ---------         ---------       ---------        ---------         ---------
Bank                         Silicon Valley    Silicon Valley    Silicon Valley   Silicon Valley   Wells Fargo      American Express
                             ---------------   ---------------   --------------   -------------    -------------    ---------------
Account Type                 Chapter 11 - DIP    Investment       Restricted           CD          Merchant Bank    Merchant Bank
                             ---------------   ---------------   --------------   -------------    -------------    ---------------
Account No.                    3300271245        3300271245       3300346325       8800050262
                             ---------------   ---------------   --------------   -------------    -------------    ---------------
Account Purpose              General Banking   General Banking   General Banking      (a)              (b)               (c)
                             ---------------   ---------------   --------------   -------------    -------------    ---------------
Balance, End of Month           $60,260          $8,551,408        $136,372         $22,000          $100,000          $18,374
                             ---------------   ---------------   --------------   -------------    -------------    ---------------
Total Funds on Hand for
  all Accounts                 $8,888,415
                             ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

-------------------------------------------------------------------------------
(a) Restricted cash - Certificate of Deposit for the California State Board of Equalization.

(b) This is a reserve account established by Wells Fargo Bank, which is held in a certificate of deposit in the Debtor's name. Funds are held by Wells Fargo as security for the Debtor's chargeback liability.

(c) This is a reserve account established by American Express, which is held in a certificate of deposit in the Debtor's name. Funds are held by American Express as security for the Debtor's chargeback liability.
-------------------------------------------------------------------------------

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 08/31/02


                                                                                                  Actual               Cumulative
                                                                                              Current Month          (Case to Date)
                                                                                              -------------          --------------
    CASH RECEIPTS

1      Rent/Leases Collected                                                                              $0                     $0
                                                                                             ----------------        ---------------
2      Cash Received from Sales                                                                           $0             $1,707,579
                                                                                             ----------------        ---------------
3      Interest Received                                                                              $9,727                $72,587
                                                                                             ----------------        ---------------
4      Borrowings                                                                                         $0                     $0
                                                                                             ----------------        ---------------
5      Funds from Shareholders, Partners, or Other Insiders                                               $0                     $0
                                                                                             ----------------        ---------------
6      Capital Contributions                                                                              $0                     $0
                                                                                             ----------------        ---------------
7      Other:  Net Proceeds from Earthlink for Asset Purchase & Transition Services                       $0             $2,955,559
       -------------------------------------------------------------------------------       ----------------        ---------------
8              Net Proceeds from equipment auction--DoveBid                                               $0               $273,587
       -------------------------------------------------------------------------------       ----------------        ---------------
9              Net Proceeds from equipment auction--One Workplace                                         $0               $127,740
       -------------------------------------------------------------------------------       ----------------        ---------------
10             Refund from Certicom                                                                     $138                $42,724
       -------------------------------------------------------------------------------       ----------------        ---------------
11             Net Proceeds from Sale of PT Cruiser                                                                         $16,500
       -------------------------------------------------------------------------------       ----------------        ---------------
12                                                                                                    $9,865             $5,196,276
                                                                                             ----------------        ---------------
    CASH DISBURSEMENTS

13     Payments for Inventory                                                                             $0                     $0
                                                                                             ----------------        ---------------
14     Selling                                                                                            $0                $79,461
                                                                                             ----------------        ---------------
15     Administrative                                                                                $20,773               $372,836
                                                                                             ----------------        ---------------
16     Capital Expenditures                                                                               $0                     $0
                                                                                             ----------------        ---------------
17     Principal Payments on Debt                                                                         $0                     $0
                                                                                             ----------------        ---------------
18     Interest Paid                                                                                      $0                     $0
                                                                                             ----------------        ---------------
       Rent/Lease:
19             Personal Property                                                                          $0                 $4,512
                                                                                             ----------------        ---------------
20             Real Property                                                                          $6,956               $181,206
                                                                                             ----------------        ---------------
       Amount Paid to Owner(s)/Officer(s)

21             Salaries                                                                              $41,667               $417,712
                                                                                             ----------------        ---------------
22             Draws                                                                                      $0                     $0
                                                                                             ----------------        ---------------
23             Commissions/Royalties                                                                      $0                     $0
                                                                                             ----------------        ---------------
24             Expense Reimbursements                                                                 $1,980                $35,803
                                                                                             ----------------        ---------------
25             Other                                                                                      $0                     $0
                                                                                             ----------------        ---------------
26     Salaries/Commissions (less employee withholding)                                              $31,972               $788,371
                                                                                             ----------------        ---------------
27     Management Fees                                                                                    $0                     $0
                                                                                             ----------------        ---------------
       Taxes:
28             Employee Withholding                                                                       $0                     $0
                                                                                             ----------------        ---------------
29             Employer Payroll Taxes                                                                     $0                     $0
                                                                                             ----------------        ---------------
30             Real Property Taxes                                                                        $0                     $0
                                                                                             ----------------        ---------------
31             Other Taxes                                                                               $90                $46,597
                                                                                             ----------------        ---------------
32     Other Cash Outflows:
                                                                                             ----------------        ---------------
33             Bank Fees                                                                                 $75                   $911
               -----------------------------------------------------------------------       ----------------        ---------------
34             Customer Chargebacks on Credit Card Transactions                                           $0               $149,077
               -----------------------------------------------------------------------       ----------------        ---------------
35             Payments for Cost of Providing Services                                                $5,168             $1,117,514
               -----------------------------------------------------------------------       ----------------        ---------------
36             Payments for Professional Services in Connection with Chp 11 Case                     $12,121               $683,837
               -----------------------------------------------------------------------       ----------------        ---------------
37             Payments to U.S. Trustee                                                                 $500                $15,250
               -----------------------------------------------------------------------       ----------------        ---------------
               Payments to OmniSky Israel for work done on behalf of OmniSky US                           $0                $80,000
               -----------------------------------------------------------------------       ----------------        ---------------
               Payments for Approved Executory Contract Cure Amounts                                      $0             $1,779,339
               -----------------------------------------------------------------------       ----------------        ---------------
               Payments to Outside Engineering Consultants                                                $0                $29,726
               -----------------------------------------------------------------------       ----------------        ---------------
               Nomad IQ Legal Services Retainer                                                           $0               $250,000
               -----------------------------------------------------------------------       ----------------        ---------------

                                                                                             ----------------        ---------------
38             TOTAL CASH DISBURSEMENTS:                                                            $121,300             $6,032,150
                                                                                             ----------------        ---------------
39  NET INCREASE (DECREASE) IN CASH                                                                ($111,435)             ($835,874)
                                                                                             ----------------        ---------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                             $8,999,850             $9,724,289
                                                                                             ================        ---------------
41  CASH BALANCE, END OF PERIOD                                                                   $8,888,415             $8,888,415
                                                                                             ================        ===============

                            STATEMENT OF CASH FLOWS
          (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 08/31/02


                                                                                           ACTUAL                   CUMULATIVE
                                                                                       CURRENT MONTH              (CASE TO DATE)
                                                                                       -------------              --------------
    CASH FLOWS FROM OPERATING ACTIVITIES

1       Cash Received from Sales                                                                    $0                  $1,707,579
                                                                                      -----------------         -------------------
2       Rent/Leases Collected                                                                       $0                          $0
                                                                                      -----------------         -------------------
3       Interest Received                                                                           $0                          $0
                                                                                      -----------------         -------------------
4       Cash Paid to Suppliers                                                                      $0                  $1,112,345
                                                                                      -----------------         -------------------
5       Cash Paid for Selling Expenses                                                          $5,168                     $84,629
                                                                                      -----------------         -------------------
6       Cash Paid for Administrative Expenses                                                  $20,773                    $372,836
                                                                                      -----------------         -------------------
        Cash Paid for Rents/Leases:
7          Personal Property                                                                        $0                      $4,512
                                                                                      -----------------         -------------------
8          Real Property                                                                        $6,956                    $181,206
                                                                                      -----------------         -------------------
9       Cash Paid for Interest                                                                      $0                          $0
                                                                                      -----------------         -------------------
10      Cash Paid for Net Payroll and Benefits                                                 $31,972                    $788,371
                                                                                      -----------------         -------------------
        Cash Paid to Owner(s)/Officer(s)

11         Salaries                                                                            $41,667                    $417,712
                                                                                      -----------------         -------------------
12         Draws                                                                                    $0                          $0
                                                                                      -----------------         -------------------
13         Commissions/Royalties                                                                    $0                          $0
                                                                                      -----------------         -------------------
14         Expense Reimbursements                                                               $1,980                     $35,803
                                                                                      -----------------         -------------------
15         Other                                                                                    $0                          $0
                                                                                      -----------------         -------------------
        Cash Paid for Taxes Paid/Deposited to Tax Acct.

16         Employer Payroll Tax                                                                     $0                          $0
                                                                                      -----------------         -------------------
17         Employee Withholdings                                                                    $0                          $0
                                                                                      -----------------         -------------------
18         Real Property Taxes                                                                      $0                          $0
                                                                                      -----------------         -------------------
19         Other Taxes                                                                             $90                     $46,597
                                                                                      -----------------         -------------------
20      Cash Paid for General Expenses
                                                                                      -----------------         -------------------
21         Bank Fees                                                                               $75                        $911
        -----------------------------------------------------------------             -----------------         -------------------
22         Customer Chargebacks on Credit Card Transactions                                         $0                    $149,077
        -----------------------------------------------------------------             -----------------         -------------------
23         Cash Receipts of refund from Certicom (1)                                             ($138)                    $37,276
        -----------------------------------------------------------------             -----------------         -------------------
24         Payments to Outside Engineering Consultants                                              $0                     $29,726
        -----------------------------------------------------------------             -----------------         -------------------
25         Payments for Approved Executory Contract Cure Amounts                                    $0                  $1,779,340
        -----------------------------------------------------------------             -----------------         -------------------
26         Nomad IQ Legal Services Retainer                                                         $0                    $250,000
        -----------------------------------------------------------------             -----------------         -------------------
27         NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
           REORGANIZATION ITEMS                                                              ($108,541)                ($3,582,760)
                                                                                      -----------------         -------------------
    CASH FLOWS FROM REORGANIZATION ITEMS

28      Interest Received on Cash Accumulated Due to Chp 11 Case                                $9,727                     $72,587
                                                                                      -----------------         -------------------
29      Professional Fees Paid for Services in Connection with Chp 11 Case                     $12,121                    $683,837
                                                                                      -----------------         -------------------
30      U.S. Trustee Quarterly Fees                                                               $500                     $15,250
                                                                                      -----------------         -------------------
31      Cash Receipts due to sale of equipment from DoveBid, One Workplace
        & Earthlink (2)                                                                             $0                   ($779,498)
        -----------------------------------------------------------------             -----------------         -------------------
32         NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                    ($2,894)                   $152,998
                                                                                      -----------------         -------------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS               ($111,435)                ($3,429,762)
                                                                                      -----------------         -------------------
    CASH FLOWS FROM INVESTING ACTIVITIES

34      Capital Expenditures                                                                        $0                          $0
                                                                                      -----------------         -------------------
35      Proceeds from Sales of Capital Goods due to Chp 11 Case                                     $0                  $2,593,888
                                                                                      -----------------         -------------------
36
        -----------------------------------------------------------------             -----------------         -------------------

37         NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                         $0                  $2,593,888
                                                                                      -----------------         -------------------
    CASH FLOWS FROM FINANCING ACTIVITIES

38      Net Borrowings (Except Insiders)                                                            $0                          $0
                                                                                      -----------------         -------------------
39      Net Borrowings from Shareholders, Partners, or Other Insiders                               $0                          $0
                                                                                      -----------------         -------------------
40      Capital Contributions                                                                       $0                          $0
                                                                                      -----------------         -------------------
41      Principal Payments                                                                          $0                          $0
                                                                                      -----------------         -------------------
42
        -----------------------------------------------------------------             -----------------         -------------------
43         NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                         $0                          $0
                                                                                      -----------------         -------------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                     ($111,435)                  ($835,874)
                                                                                      -----------------         -------------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        $8,999,850                  $9,724,289
                                                                                      -----------------         -------------------
46  CASH AND CASH EQUIVALENTS AT END OF PERIOD                                              $8,888,415                  $8,888,415
                                                                                      =================         ===================


-------------------------------------------------------------------------------
(1) Due to the formulas of this document, this entry is recorded as a negative value. The $5,195 recorded represents an increase in cash to the Estate.

(2) Due to the formulas of this document, this entry is recorded as a negative value. The $10,000 recorded represents an increase in cash to the Estate.
-------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re: NomadIQ, Inc.                   Case No.  01-33128 (DM)

                                       CHAPTER 11

                                       MONTHLY OPERATING REPORT
                                       (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

            MONTH ENDED:  Aug 02       PETITION DATE:  12/10/01

1.    Debtor in possession (or trustee) hereby submits this Monthly
      Operating Report on the Accrual Basis of accounting (or if checked     ---
      here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
      Dollars reported in $1

                                                                                                                AS OF
                                                                            END OF             END OF          PETITION
2.    ASSET AND LIABILITY STRUCTURE                                      CURRENT MONTH      PRIOR MONTH         FILING
                                                                         -------------      -----------        --------
      a.  Current Assets                                                            $0                $0
                                                                         -------------     -------------
      b.  Total Assets                                                              $0                $0                $0
                                                                         -------------     -------------     -------------
      c.  Current Liabilities                                                       $0                $0
                                                                         -------------     -------------
      d.  Total Liabilities                                                         $0                $0                $0
                                                                         -------------     -------------     -------------

                                                                                                               CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH               CURRENT MONTH      PRIOR MONTH      (CASE TO DATE)
                                                                         -------------      -----------      --------------

      a.  Total Receipts                                                            $0                $0                $0
                                                                         -------------     -------------     -------------
      b.  Total Disbursements                                                       $0                $0                $0
                                                                         -------------     -------------     -------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                $0                $0                $0
                                                                         -------------     -------------     -------------
      d.  Cash Balance Beginning of Month                                           $0                $0                $0
                                                                         -------------     -------------     -------------
      e.  Cash Balance End of Month (c + d)                                         $0                $0                $0
                                                                         -------------     -------------     -------------

                                                                                                               CUMULATIVE
                                                                         CURRENT MONTH      PRIOR MONTH      (CASE TO DATE)
                                                                         -------------      -----------      --------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                $0                $0                $0
                                                                         -------------     -------------     -------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                   $0                $0
                                                                         -------------     -------------
6.    POST-PETITION LIABILITIES                                                     $0                $0
                                                                         -------------     -------------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                        $0                $0
                                                                         -------------     -------------

AT THE END OF THIS REPORTING MONTH:                                                             YES               NO
                                                                                                ---               --
8.    Have any payments been made on pre-petition debt, other than payments in the                                 X
      normal course to secured creditors or lessors? (if yes, attach listing including     -------------     -------------
      date of payment, amount of payment and name of payee)

9.    Have any payments been made to professionals? (if yes, attach listing including                              X
      date of payment, amount of payment and name of payee)                                -------------     -------------

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                           -------------     -------------

11.   Have any payments been made to officers, insiders, shareholders, relatives?                                  X
      (if yes, attach listing including date of payment, amount and reason for payment,    -------------     -------------
      and name of payee)

12.   Is the estate insured for replacement cost of assets and for general liability?            X
                                                                                           -------------     -------------

13.   Are a plan and disclosure statement on file?                                               X
                                                                                           -------------     -------------

14.   Was there any post-petition borrowing during this reporting period?                                          X
                                                                                           -------------     -------------

15.   Check if paid: Post-petition taxes    ; U.S. Trustee Quarterly Fees X ;
                                         ---                             ---
      Check if filing is current for: Post-petition tax reporting and tax returns: X .
              ---

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 9/18/02                     /s/ Michael Malesardi
     ------------------          -----------------------------------------------
                                 Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 08/31/02


           CURRENT MONTH
------------------------------------
                                                                                                          CUMULATIVE     NEXT MONTH
  ACTUAL      FORECAST     VARIANCE                                                                     (CASE TO DATE)    FORECAST
  ------      --------     --------                                                                     --------------   -----------

                                           REVENUES:

        $0                        $0    1  Gross Sales                                                              $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0    2  less: Sales Returns & Allowances                                         $0
----------   ----------   ----------                                                                    --------------   -----------
        $0           $0           $0    3  Net Sales                                                                $0            $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0    4  less: Cost of Goods Sold (Schedule 'B')                                  $0
----------   ----------   ----------                                                                    --------------   -----------
        $0           $0           $0    5  Gross Profit                                                             $0            $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0    6  Interest                                                                 $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0    7  Other Income:                                                            $0
----------   ----------   ----------                    ---------------------------------------------   --------------   -----------
        $0                        $0    8                                                                           $0
----------   ----------   ----------       ----------------------------------------------------------   --------------   -----------
        $0                        $0    9                                                                           $0
----------   ----------   ----------       ----------------------------------------------------------   --------------   -----------
        $0           $0           $0   10  TOTAL REVENUES                                                           $0            $0
----------   ----------   ----------                                                                    --------------   -----------

                                           EXPENSES:

        $0                        $0   11  Compensation to Owner(s)/Officer(s)                                      $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   12  Salaries                                                                 $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   13  Commissions                                                              $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   14  Contract Labor                                                           $0
----------   ----------   ----------                                                                    --------------   -----------
                                           Rent/Lease:
        $0                        $0   15    Personal Property                                                      $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   16    Real Property                                                          $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   17  Insurance                                                                $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   18  Management Fees                                                          $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   19  Depreciation                                                             $0
----------   ----------   ----------                                                                    --------------   -----------
                                           Taxes:
        $0                        $0   20    Employer Payroll Taxes                                                 $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   21    Real Property Taxes                                                    $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   22    Other Taxes                                                            $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   23  Other Selling                                                            $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   24  Other Administrative                                                     $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   25  Interest                                                                $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   26  Other Expenses:                                                         $0
----------   ----------   ----------                      -------------------------------------------   --------------   -----------
                                  $0   27
----------   ----------   ----------       ----------------------------------------------------------   --------------   -----------
                                  $0   28
----------   ----------   ----------       ----------------------------------------------------------   --------------   -----------
                                  $0   29
----------   ----------   ----------       ----------------------------------------------------------   --------------   -----------
                                  $0   30
----------   ----------   ----------       ----------------------------------------------------------   --------------   -----------
                                  $0   31
----------   ----------   ----------       ----------------------------------------------------------   --------------   -----------
                                  $0   32
----------   ----------   ----------       ----------------------------------------------------------   --------------   -----------
                                  $0   33
----------   ----------   ----------       ----------------------------------------------------------   --------------   -----------
                                  $0   34
----------   ----------   ----------       ----------------------------------------------------------   --------------   -----------
        $0           $0           $0   35    TOTAL EXPENSES                                                         $0            $0
----------   ----------   ----------                                                                    --------------   -----------
        $0           $0           $0   36  SUBTOTAL                                                                  $0           $0
----------   ----------   ----------                                                                    --------------   -----------

                                           REORGANIZATION ITEMS:
        $0                        $0   37  Professional Fees                                                        $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   38  Provisions for Rejected Executory Contracts                              $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   39  Interest Earned on Accumulated Cash from Resulting                       $0
----------   ----------   ----------       Chp 11 Case                                                  --------------   -----------


        $0                        $0   40  Gain or (Loss) from Sale of Equipment                                    $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   41  U.S. Trustee Quarterly Fees                                              $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   42                                                                           $0
----------   ----------   ----------       ----------------------------------------------------------   --------------   -----------
        $0           $0           $0   43    TOTAL REORGANIZATION ITEMS                                             $0            $0
----------   ----------   ----------                                                                    --------------   -----------
        $0           $0           $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                           $0            $0
----------   ----------   ----------                                                                    --------------   -----------
        $0                        $0   45  Federal & State Income Taxes                                             $0
----------   ----------   ----------                                                                    --------------   -----------
        $0           $0           $0   46  NET PROFIT (LOSS)                                                        $0            $0
==========   ==========   ==========                                                                    ==============   ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 08/31/02

   ASSETS
                                                                                     FROM SCHEDULES     MARKET VALUE
                                                                                     --------------     ------------

      CURRENT ASSETS

 1       Cash and cash equivalents - unrestricted                                                                 $0
                                                                                                        ------------
 2       Cash and cash equivalents - restricted                                                                   $0
                                                                                                        ------------
 3       Accounts receivable (net)                                                         A                      $0
                                                                                                        ------------
 4       Inventory                                                                         B                      $0
                                                                                                        ------------
 5       Prepaid expenses                                                                                         $0
                                                                                                        ------------
 6       Professional retainers                                                                                   $0
                                                                                                        ------------
 7       Other:                                                                                                   $0
                ----------------------------------------------------------------                        ------------
 8
         -----------------------------------------------------------------------                        ------------
 9                    TOTAL CURRENT ASSETS                                                                        $0
                                                                                                        ------------

      PROPERTY AND EQUIPMENT (MARKET VALUE)

10       Real property                                                                     C                      $0
                                                                                                        ------------
11       Machinery and equipment                                                           D                      $0
                                                                                                        ------------
12       Furniture and fixtures                                                            D                      $0
                                                                                                        ------------
13       Office equipment                                                                  D                      $0
                                                                                                        ------------
14       Leasehold improvements                                                            D                      $0
                                                                                                        ------------
15       Vehicles                                                                          D                      $0
                                                                                                        ------------
16       Other:                                                                            D
               -----------------------------------------------------------------                        ------------
17                                                                                         D
         -----------------------------------------------------------------------                        ------------
18                                                                                         D
         -----------------------------------------------------------------------                        ------------
19                                                                                         D
         -----------------------------------------------------------------------                        ------------
20                                                                                         D
         -----------------------------------------------------------------------                        ------------
21                    TOTAL PROPERTY AND EQUIPMENT                                                                $0
                                                                                                        ------------
      OTHER ASSETS

22       Loans to shareholders                                                                                    $0
                                                                                                        ------------
23       Loans to affiliates                                                                                      $0
                                                                                                        ------------
24
         -----------------------------------------------------------------------                        ------------
25
         -----------------------------------------------------------------------                        ------------
         -----------------------------------------------------------------------                        ------------
26
         -----------------------------------------------------------------------                        ------------
         -----------------------------------------------------------------------                        ------------
27
         -----------------------------------------------------------------------                        ------------
         -----------------------------------------------------------------------                        ------------
28                    TOTAL OTHER ASSETS                                                                          $0
                                                                                                        ------------
29                    TOTAL ASSETS                                                                                $0
                                                                                                        ============

   NOTE:

         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

   LIABILITIES FROM SCHEDULES

      POST-PETITION

         CURRENT LIABILITIES

30          Salaries and wages                                                                                    $0
                                                                                                        ------------
31          Payroll taxes                                                                                         $0
                                                                                                        ------------
32          Real and personal property taxes                                                                      $0
                                                                                                        ------------
33          Income taxes                                                                                          $0
                                                                                                        ------------
34          Sales taxes                                                                                           $0
                                                                                                        ------------
35          Notes payable (short term)                                                                            $0
                                                                                                        ------------
36          Accounts payable (trade)                                                       A                      $0
                                                                                                        ------------
37          Real property lease arrearage                                                                         $0
                                                                                                        ------------
38          Personal property lease arrearage                                                                     $0
                                                                                                        ------------
39          Accrued professional fees                                                                             $0
                                                                                                        ------------
40          Current portion of long-term post-petition debt (due within 12 months)                                $0
                                                                                                        ------------
41          Other:                                                                                                $0
                  --------------------------------------------------------------                        ------------
42
            --------------------------------------------------------------------                        ------------
43
            --------------------------------------------------------------------                        ------------
44          TOTAL CURRENT LIABILITIES                                                                             $0
                                                                                                        ------------
45       LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                        ------------
46          TOTAL POST-PETITION LIABILITIES                                                                       $0
                                                                                                        ------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47          Secured claims                                                                 F                      $0
                                                                                                        ------------
48          Priority unsecured claims                                                      F                      $0
                                                                                                        ------------
49          General unsecured claims                                                       F                      $0
                                                                                                        ------------
50          TOTAL PRE-PETITION LIABILITIES                                                                        $0
                                                                                                        ------------
51          TOTAL LIABILITIES                                                                                     $0
                                                                                                        ------------
   EQUITY (DEFICIT)

52          Retained Earnings/(Deficit) at time of filing                                                         $0
                                                                                                        ------------
53          Capital Stock                                                                                         $0
                                                                                                        ------------
54          Additional paid-in capital                                                                            $0
                                                                                                        ------------
55          Cumulative profit/(loss) since filing of case                                                         $0
                                                                                                        ------------
56          Post-petition contributions/(distributions) or (draws)                                                $0
                                                                                                        ------------
57
            --------------------------------------------------------------------                        ------------
58          Market value adjustment                                                                               $0
                                                                                                        ------------
59                       TOTAL EQUITY (DEFICIT)                                                                   $0
                                                                                                        ------------
60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                      $0
                                                                                                        ============

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)
                                   Schedule A
                      Accounts Receivable and (Net) Payable

                                             ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE          PAST DUE
RECEIVABLES AND PAYABLES AGINGS            [PRE AND POST PETITION]    [POST PETITION]      POST PETITION DEBT
                                           -----------------------    ---------------      ------------------
   0 -30 Days                                                   $0                  $0
                                           -----------------------    ----------------
   31-60 Days                                                   $0                  $0
                                           -----------------------    ----------------
   61-90 Days                                                   $0                  $0                     $0
                                           -----------------------    ----------------     ------------------
   91+ Days                                                     $0                  $0
                                           -----------------------    ----------------
   Total accounts receivable/payable                            $0                  $0
                                           -----------------------    ================
   Allowance for doubtful accounts
                                           -----------------------
   Accounts receivable (net)                                    $0
                                           =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD

                                          INVENTORY(IES)
                                            BALANCE AT
                                           END OF MONTH         INVENTORY BEGINNING OF MONTH
                                          --------------                                             --------------------
                                                                Add -
   Retail/Restaurants -                                           Net purchase
                                                                                                     --------------------
     Product for resale                                           Direct labor
                                       --------------------                                          --------------------
                                                                  Manufacturing overhead
                                                                                                     --------------------
   Distribution -                                                 Freight in
                                                                                                     --------------------
     Products for resale                                          Other:
                                       --------------------                                          --------------------

                                                                ---------------------------------    --------------------
   Manufacturer -
                                                                ---------------------------------    --------------------
     Raw Materials
                                       --------------------
     Work-in-progress                                           Less -
                                       --------------------
     Finished goods                                               Inventory End of Month
                                       --------------------                                          --------------------
                                                                  Shrinkage
                                                                                                     --------------------
   Other - Explain                                                Personal Use
                                       --------------------                                          --------------------
   ---------------------------------
                                                                Cost of Goods Sold                                     $0
   ---------------------------------                                                                 ====================
       TOTAL                                             $0
                                       ====================

   METHOD OF INVENTORY CONTROL                                  INVENTORY VALUATION METHODS

   Do you have a functioning perpetual inventory system?        Indicate by a checkmark method of inventory used.
            Yes               No
               -----            -----
   How often do you take a complete physical inventory?         Valuation methods -
                                                                  FIFO cost
                                                                                                     ----
     Weekly                                                       LIFO cost
                                       ------------                                                  ----
     Monthly                                                      Lower of cost or market
                                       ------------                                                  ----
     Quarterly                                                    Retail method
                                       ------------                                                  ----
     Semi-annually                                                Other
                                       ------------
     Annually                                                       Explain
                                       ------------
Date of last physical inventory was
                                       --------------------     ---------------------------------------------------------

                                                                ---------------------------------------------------------
Date of next physical inventory is
                                       --------------------     ---------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                          COST         MARKET VALUE
                                                     ----         ------------

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------
   Total                                                   $0                 $0
                                                 ============   ================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                          COST         MARKET VALUE
                                                     ----         ------------
Machinery & Equipment -

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------
   Total                                                   $0                 $0
                                                 ============   ================
Furniture & Fixtures -

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------
   Total                                                   $0                 $0
                                                 ============   ================
Office Equipment -

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   Total                                                   $0                 $0
                                                 ============   ================

Leasehold Improvements -

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   Total                                                   $0                 $0
                                                 ============   ================
Vehicles -

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   ---------------------------------             ------------   ----------------

   Total                                                   $0                 $0
                                                 ============   ================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                         0-30 DAYS       31-60 DAYS       61-90 DAYS        91+ DAYS          TOTAL
                                      ---------       ----------       ----------        --------          -----
FEDERAL
    Income Tax Withholding                                                                                        $0
                                    -------------   --------------   --------------   --------------   -------------
    FICA - Employee                                                                                               $0
                                    -------------   --------------   --------------   --------------   -------------
    FICA - Employer                                                                                               $0
                                    -------------   --------------   --------------   --------------   -------------
    Unemployment (FUTA)                                                                                           $0
                                    -------------   --------------   --------------   --------------   -------------
    Income                                                                                                        $0
                                    -------------   --------------   --------------   --------------   -------------
    Other (Attach List)                                                                                           $0
                                    -------------   --------------   --------------   --------------   -------------
TOTAL FEDERAL TAXES                            $0               $0               $0               $0              $0
                                    -------------   --------------   --------------   --------------   -------------
STATE AND LOCAL
    Income Tax Withholding                                                                                        $0
                                    -------------   --------------   --------------   --------------   -------------
    Unemployment (UT)                                                                                             $0
                                    -------------   --------------   --------------   --------------   -------------
    Disability Insurance (DI)                                                                                     $0
                                    -------------   --------------   --------------   --------------   -------------
    Empl. Training Tax (ETT)                                                                                      $0
                                    -------------   --------------   --------------   --------------   -------------
    Sales                                                                                                         $0
                                    -------------   --------------   --------------   --------------   -------------
    Excise                                                                                                        $0
                                    -------------   --------------   --------------   --------------   -------------
    Real property                                                                                                 $0
                                    -------------   --------------   --------------   --------------   -------------
    Personal property                                                                                             $0
                                    -------------   --------------   --------------   --------------   -------------
    Income                                                                                                        $0
                                    -------------   --------------   --------------   --------------   -------------
    Other (Attach List)                                                                                           $0
                                    -------------   --------------   --------------   --------------   -------------
TOTAL STATE & LOCAL TAXES                      $0               $0               $0               $0              $0
                                    -------------   --------------   --------------   --------------   -------------
TOTAL TAXES                                    $0               $0               $0               $0              $0
                                    =============   ==============   ==============   ==============   =============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                          CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                AMOUNT          AMOUNT(b)
-------------------------------------------                ------          ---------
    Secured claims  (a)                                           $0                 $0
                                                       -------------    ---------------
    Priority claims other than taxes                              $0                 $0
                                                       -------------    ---------------
    Priority tax claims                                           $0                 $0
                                                       -------------    ---------------
    General unsecured claims                                      $0                 $0
                                                       -------------    ---------------

    (a) List total amount of claims even it under secured.
    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                          ACCOUNT 1         ACCOUNT 2         ACCOUNT 3         ACCOUNT 4
                                          ---------         ---------         ---------         ---------
Bank
                                       ---------------   ---------------   ---------------   ---------------
Account Type
                                       ---------------   ---------------   ---------------   ---------------
Account No.
                                       ---------------   ---------------   ---------------   ---------------
Account Purpose
                                       ---------------   ---------------   ---------------   ---------------
Balance, End of Month
                                       ---------------   ---------------   ---------------   ---------------
Total Funds on Hand for all Accounts                $0
                                       ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 08/31/02

                                                                                              Actual                Cumulative
                                                                                          Current Month           (Case to Date)
                                                                                          -------------           --------------
   CASH RECEIPTS
1        Rent/Leases Collected
                                                                                      ---------------------     ------------------
2        Cash Received from Sales
                                                                                      ---------------------     ------------------
3        Interest Received
                                                                                      ---------------------     ------------------
4        Borrowings
                                                                                      ---------------------     ------------------
5        Funds from Shareholders, Partners, or Other Insiders
                                                                                      ---------------------     ------------------
6        Capital Contributions
                                                                                      ---------------------     ------------------
7
         -----------------------------------------------------------------------      ---------------------     ------------------
8
         -----------------------------------------------------------------------      ---------------------     ------------------
9
         -----------------------------------------------------------------------      ---------------------     ------------------
10
         -----------------------------------------------------------------------      ---------------------     ------------------
11
         -----------------------------------------------------------------------      ---------------------     ------------------
12             TOTAL CASH RECEIPTS                                                                       $0                     $0
                                                                                      ---------------------     ------------------
   CASH DISBURSEMENTS
13       Payments for Inventory
                                                                                      ---------------------     ------------------
14       Selling
                                                                                      ---------------------     ------------------
15       Administrative
                                                                                      ---------------------     ------------------
16       Capital Expenditures
                                                                                      ---------------------     ------------------
17       Principal Payments on Debt
                                                                                      ---------------------     ------------------
18       Interest Paid
                                                                                      ---------------------     ------------------
         Rent/Lease:
19             Personal Property
                                                                                      ---------------------     ------------------
20             Real Property
                                                                                      ---------------------     ------------------
         Amount Paid to Owner(s)/Officer(s)
21             Salaries
                                                                                      ---------------------     ------------------
22             Draws
                                                                                      ---------------------     ------------------
23             Commissions/Royalties
                                                                                      ---------------------     ------------------
24             Expense Reimbursements
                                                                                      ---------------------     ------------------
25             Other
                                                                                      ---------------------     ------------------
26       Salaries/Commissions (less employee withholding)
                                                                                      ---------------------     ------------------
27       Management Fees
                                                                                      ---------------------     ------------------
         Taxes:
28             Employee Withholding
                                                                                      ---------------------     ------------------
29             Employer Payroll Taxes
                                                                                      ---------------------     ------------------
30             Real Property Taxes
                                                                                      ---------------------     ------------------
31             Other Taxes
                                                                                      ---------------------     ------------------
32       Other Cash Outflows:
                                                                                      ---------------------     ------------------
33
               -----------------------------------------------------------------      ---------------------     ------------------
34
               -----------------------------------------------------------------      ---------------------     ------------------
35
               -----------------------------------------------------------------      ---------------------     ------------------
36
               -----------------------------------------------------------------      ---------------------     ------------------
37
               -----------------------------------------------------------------      ---------------------     ------------------
38             TOTAL CASH DISBURSEMENTS:                                                                 $0                     $0
                                                                                      ---------------------     ------------------
39 NET INCREASE (DECREASE) IN CASH                                                                       $0                     $0
                                                                                      ---------------------     ------------------
40 CASH BALANCE, BEGINNING OF PERIOD
                                                                                      ---------------------     ------------------
41 CASH BALANCE, END OF PERIOD                                                                           $0                     $0
                                                                                      =====================     ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 08/31/02

                                                                                                   ACTUAL             CUMULATIVE
   CASH FLOWS FROM OPERATING ACTIVITIES                                                        CURRENT MONTH        (CASE TO DATE)
                                                                                               -------------        --------------
1     Cash Received from Sales
                                                                                             -----------------     ----------------
2     Rent/Leases Collected
                                                                                             -----------------     ----------------
3     Interest Received
                                                                                             -----------------     ----------------
4     Cash Paid to Suppliers
                                                                                             -----------------     ----------------
5     Cash Paid for Selling Expenses
                                                                                             -----------------     ----------------
6     Cash Paid for Administrative Expenses
                                                                                             -----------------     ----------------
      Cash Paid for Rents/Leases:
7           Personal Property
                                                                                             -----------------     ----------------
8           Real Property
                                                                                             -----------------     ----------------
9     Cash Paid for Interest
                                                                                             -----------------     ----------------
10    Cash Paid for Net Payroll and Benefits
                                                                                             -----------------     ----------------
      Cash Paid to Owner(s)/Officer(s)
11          Salaries
                                                                                             -----------------     ----------------
12          Draws
                                                                                             -----------------     ----------------
13          Commissions/Royalties
                                                                                             -----------------     ----------------
14          Expense Reimbursements
                                                                                             -----------------     ----------------
15          Other
                                                                                             -----------------     ----------------
      Cash Paid for Taxes Paid/Deposited to Tax Acct.
16          Employer Payroll Tax
                                                                                             -----------------     ----------------
17          Employee Withholdings
                                                                                             -----------------     ----------------
18          Real Property Taxes
                                                                                             -----------------     ----------------
19          Other Taxes
                                                                                             -----------------     ----------------
20    Cash Paid for General Expenses
                                                                                             -----------------     ----------------
21
      ----------------------------------------------------------------------------------     -----------------     ----------------
22
      ----------------------------------------------------------------------------------     -----------------     ----------------
23
      ----------------------------------------------------------------------------------     -----------------     ----------------
24
      ----------------------------------------------------------------------------------     -----------------     ----------------
25
      ----------------------------------------------------------------------------------     -----------------     ----------------
26
      ----------------------------------------------------------------------------------     -----------------     ----------------
27          NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                    $0                   $0
                                                                                             -----------------     ----------------

   CASH FLOWS FROM REORGANIZATION ITEMS

28    Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                             -----------------     ----------------
29    Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                             -----------------     ----------------
30    U.S. Trustee Quarterly Fees
                                                                                             -----------------     ----------------
31
      ----------------------------------------------------------------------------------     -----------------     ----------------
32          NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                                $0                   $0
                                                                                             -----------------     ----------------
33 NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0                   $0
                                                                                             -----------------     ----------------

   CASH FLOWS FROM INVESTING ACTIVITIES

34    Capital Expenditures
                                                                                             -----------------     ----------------
35    Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                             -----------------     ----------------
36
      ----------------------------------------------------------------------------------     -----------------     ----------------
37          NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                                $0                   $0
                                                                                             -----------------     ----------------
   CASH FLOWS FROM FINANCING ACTIVITIES

38    Net Borrowings (Except Insiders)
                                                                                             -----------------     ----------------
39    Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                             -----------------     ----------------
40    Capital Contributions
                                                                                             -----------------     ----------------
41    Principal Payments
                                                                                             -----------------     ----------------
42
      ----------------------------------------------------------------------------------     -----------------     ----------------
43          NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                                $0                   $0
                                                                                             -----------------     ----------------
44 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0                   $0
                                                                                             -----------------     ----------------
45 CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                             -----------------     ----------------
46 CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0                   $0
                                                                                             =================     ================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Norway Acquisition Corporation    |     CASE NO.        01-33127 (DM)
                                          |                     ----------------
                                          |
                                          |     CHAPTER 11
                                          |     MONTHLY OPERATING REPORT
                                          |     (GENERAL BUSINESS CASE)
-------------------------------------------

                           SUMMARY OF FINANCIAL STATUS
      MONTH ENDED:  Aug 02                    PETITION DATE:        12/10/01
                   --------                                     ----------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
      Dollars reported in   $ 1
                            ---

2.    ASSET AND LIABILITY STRUCTURE                                    END OF CURRENT       END OF PRIOR       AS OF PETITION
                                                                           MONTH               MONTH                FILING
                                                                           -----               -----                ------
      a.  Current Assets                                                           $0                 $0
                                                                       ---------------    ---------------
      b.  Total Assets                                                             $0                 $0                  $0
                                                                       ---------------    ---------------      --------------
      c.  Current Liabilities                                                      $0                 $0
                                                                       ---------------    ---------------
      d.  Total Liabilities                                                        $0                 $0                  $0
                                                                       ---------------    ---------------      --------------

                                                                                                                 CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH             CURRENT MONTH       PRIOR MONTH         (CASE TO DATE)
                                                                       -------------       -----------         --------------
      a.  Total Receipts                                                           $0                 $0                   $0
                                                                       ---------------    ---------------      ---------------
      b.  Total Disbursements                                                      $0                 $0                   $0
                                                                       ---------------    ---------------      ---------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)               $0                 $0                   $0
                                                                       ---------------    ---------------      ---------------
      d.  Cash Balance Beginning of Month                                          $0                 $0                   $0
                                                                       ---------------    ---------------      ---------------
      e.  Cash Balance End of Month (c + d)                                        $0                 $0                   $0
                                                                       ---------------    ---------------      ---------------

                                                                                                                 CUMULATIVE
                                                                       CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                       -------------      -----------          --------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                               $0                 $0                   $0
                                                                       ---------------    ---------------      ---------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                  $0                 $0
                                                                       ---------------    ---------------
6.    POST-PETITION LIABILITIES                                                    $0                 $0
                                                                       ---------------    ---------------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $0                 $0
                                                                       ---------------    ---------------

AT THE END OF THIS REPORTING MONTH:                                                                   YES                 NO
                                                                                                      ---                 --
8.    Have any payments been made on pre-petition debt, other than payments in the normal                                  X
      course to secured creditors or lessors? (if yes, attach listing including date of
      payment, amount of payment and name of payee)                                             ---------------     ----------------


9.    Have any payments been made to professionals?  (if yes, attach listing including date of                             X
      payment, amount of payment and name of payee)                                             ---------------     ----------------

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                ---------------     ----------------

11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                X
      attach listing including date of payment, amount and reason for payment, and name         ---------------     ----------------
      of payee)

12.   Is the estate insured for replacement cost of assets and for general liability?                  X
                                                                                                ---------------     ----------------

13.   Are a plan and disclosure statement on file?                                                     X
                                                                                                ---------------     ----------------

14.   Was there any post-petition borrowing during this reporting period?                                                  X
                                                                                                ---------------     ----------------

15.   Check if paid: Post-petition taxes       ;  U.S. Trustee Quarterly Fees    X  ;  Check if filing is current for: Post-petition
                                          -----                                -----
      tax reporting and tax returns:        X  .
                                          -----

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  9/18/02                       /s/ Michael Malesardi
      ----------------              -------------------------------------------
                                    Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                        For the Month Ended   08/31/02
                                            ------------

         CURRENT MONTH
-------------------------------------
                                                                                                          CUMULATIVE     NEXT MONTH
  ACTUAL        FORECAST     VARIANCE                                                                   (CASE TO DATE)    FORECAST
  ------        --------     --------                                                                   --------------    --------
                                          REVENUES:
         $0                        $0   1   Gross Sales                                                           $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0   2   less: Sales Returns & Allowances                                      $0
------------  -----------  -----------                                                                   ------------   -----------
         $0           $0           $0   3   Net Sales                                                             $0            $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0   4   less: Cost of Goods Sold       (Schedule 'B')                         $0
------------  -----------  -----------                                                                   ------------   -----------
         $0           $0           $0   5   Gross Profit                                                          $0            $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0   6   Interest                                                              $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0   7   Other Income:                                                         $0
------------  -----------  -----------                   ---------------------------------------------   ------------   -----------
         $0                        $0   8                                                                         $0
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
         $0                        $0   9                                                                         $0
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
         $0           $0           $0  10       TOTAL REVENUES                                                    $0            $0
------------  -----------  -----------                                                                   ------------   -----------
                                          EXPENSES:
         $0                        $0  11   Compensation to Owner(s)/Officer(s)                                   $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  12   Salaries                                                              $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  13   Commissions                                                           $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  14   Contract Labor                                                        $0
------------  -----------  -----------                                                                   ------------   -----------
                                            Rent/Lease:
         $0                        $0  15       Personal Property                                                 $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  16       Real Property                                                     $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  17   Insurance                                                             $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  18   Management Fees                                                       $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  19   Depreciation                                                          $0
------------  -----------  -----------                                                                   ------------   -----------
                                            Taxes:
         $0                        $0  20       Employer Payroll Taxes                                            $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  21       Real Property Taxes                                               $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  22       Other Taxes                                                       $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  23   Other Selling                                                         $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  24   Other Administrative                                                  $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  25   Interest                                                              $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  26   Other Expenses:                                                       $0
------------  -----------  -----------                     -------------------------------------------   ------------   -----------
                                   $0  27
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
                                   $0  28
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
                                   $0  29
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
                                   $0  30
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
                                   $0  31
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
                                   $0  32
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
                                   $0  33
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
                                   $0  34
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
         $0           $0           $0  35       TOTAL EXPENSES                                                    $0            $0
------------  -----------  -----------                                                                   ------------   -----------
         $0           $0           $0  36 SUBTOTAL                                                                $0            $0
------------  -----------  -----------                                                                   ------------   -----------
                                          REORGANIZATION ITEMS:
         $0                        $0  37   Professional Fees                                                     $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  38   Provisions for Rejected Executory Contracts                           $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  39   Interest Earned on Accumulated Cash from                              $0
------------  -----------  -----------      Resulting Chp 11 Case                                        ------------   -----------
         $0                        $0  40   Gain or (Loss) from Sale of equipment                                 $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  41   U.S. Trustee Quarterly Fees                                           $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  42                                                                         $0
------------  -----------  -----------    ------------------------------------------------------------   ------------   -----------
         $0           $0           $0  43        TOTAL REORGANIZATION ITEMS                                       $0            $0
------------  -----------  -----------                                                                   ------------   -----------
         $0           $0           $0  44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                         $0            $0
------------  -----------  -----------                                                                   ------------   -----------
         $0                        $0  45   Federal & State Income Taxes                                          $0
------------  -----------  -----------                                                                   ------------   -----------
         $0           $0           $0  46 NET PROFIT (LOSS)                                                       $0            $0
============  ===========  ===========                                                                   ============   ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED   08/31/02
                                             ----------

       ASSETS
                                                                                 FROM SCHEDULES               MARKET VALUE
                                                                                 --------------               ------------
           CURRENT ASSETS
    1         Cash and cash equivalents - unrestricted                                                                    $0
                                                                                                           ------------------
    2         Cash and cash equivalents - restricted                                                                      $0
                                                                                                           ------------------
    3         Accounts receivable (net)                                                A                                  $0
                                                                                                           ------------------
    4         Inventory                                                                B                                  $0
                                                                                                           ------------------
    5         Prepaid expenses                                                                                            $0
                                                                                                           ------------------
    6         Professional retainers                                                                                      $0
                                                                                                           ------------------
    7         Other:                                                                                                      $0
                         -----------------------------------------------------                             ------------------
    8
              ----------------------------------------------------------------                             ------------------
    9                    TOTAL CURRENT ASSETS                                                                             $0
                                                                                                           ------------------
           PROPERTY AND EQUIPMENT (MARKET VALUE)
   10         Real property                                                            C                                  $0
                                                                                                           ------------------
   11         Machinery and equipment                                                  D                                  $0
                                                                                                           ------------------
   12         Furniture and fixtures                                                   D                                  $0
                                                                                                           ------------------
   13         Office equipment                                                         D                                  $0
                                                                                                           ------------------
   14         Leasehold improvements                                                   D                                  $0
                                                                                                           ------------------
   15         Vehicles                                                                 D                                  $0
                                                                                                           ------------------
   16         Other:                                                                   D
                         -----------------------------------------------------                             ------------------
   17                                                                                  D
              ----------------------------------------------------------------                             ------------------
   18                                                                                  D
              ----------------------------------------------------------------                             ------------------
   19                                                                                  D
              ----------------------------------------------------------------                             ------------------
   20                                                                                  D
              ----------------------------------------------------------------                             ------------------
   21                    TOTAL PROPERTY AND EQUIPMENT                                                                     $0
                                                                                                           ------------------
           OTHER ASSETS
   22         Loans to shareholders                                                                                       $0
                                                                                                           ------------------
   23         Loans to affiliates                                                                                         $0
                                                                                                           ------------------
   24
              ----------------------------------------------------------------                             ------------------
   25
              ----------------------------------------------------------------                             ------------------
   26
              ----------------------------------------------------------------                             ------------------
   27
              ----------------------------------------------------------------                             ------------------
   28                    TOTAL OTHER ASSETS                                                                               $0
                                                                                                           ------------------
   29                    TOTAL ASSETS                                                                                     $0
                                                                                                           ==================

      NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

       LIABILITIES FROM SCHEDULES
           POST-PETITION
              CURRENT LIABILITIES
30                  Salaries and wages                                                                                      $0
                                                                                                                ---------------
31                  Payroll taxes                                                                                           $0
                                                                                                                ---------------
32                  Real and personal property taxes                                                                        $0
                                                                                                                ---------------
33                  Income taxes                                                                                            $0
                                                                                                                ---------------
34                  Sales taxes                                                                                             $0
                                                                                                                ---------------
35                  Notes payable (short term)                                                                              $0
                                                                                                                ---------------
36                  Accounts payable (trade)                                                       A                        $0
                                                                                                                ---------------
37                  Real property lease arrearage                                                                           $0
                                                                                                                ---------------
38                  Personal property lease arrearage                                                                       $0
                                                                                                                ---------------
39                  Accrued professional fees                                                                               $0
                                                                                                                ---------------
40                  Current portion of long-term post-petition debt (due within 12 months)                                  $0
                                                                                                                ---------------
41                  Other:                                                                                                  $0
                                   -----------------------------------------------------                        ---------------
42
                    --------------------------------------------------------------------                        ---------------
43
                    --------------------------------------------------------------------                        ---------------
44                  TOTAL CURRENT LIABILITIES                                                                               $0
                                                                                                                ---------------
45            LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                                ---------------
46                  TOTAL POST-PETITION LIABILITIES                                                                         $0
                                                                                                                ---------------
           PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                  Secured claims                                                                 F                        $0
                                                                                                                ---------------
48                  Priority unsecured claims                                                      F                        $0
                                                                                                                ---------------
49                  General unsecured claims                                                       F                        $0
                                                                                                                ---------------
50                  TOTAL PRE-PETITION LIABILITIES                                                                          $0
                                                                                                                ---------------
51                  TOTAL LIABILITIES                                                                                       $0
                                                                                                                ---------------
       EQUITY (DEFICIT)
52            Retained Earnings/(Deficit) at time of filing                                                                 $0
                                                                                                                ---------------
53            Capital Stock                                                                                                 $0
                                                                                                                ---------------
54            Additional paid-in capital                                                                                    $0
                                                                                                                ---------------
55            Cumulative profit/(loss) since filing of case                                                                 $0
                                                                                                                ---------------
56            Post-petition contributions/(distributions) or (draws)                                                        $0
                                                                                                                ---------------
57
              -----------------------------------------------------------------                                 ---------------
58            Market value adjustment                                                                                       $0
                                                                                                                ---------------
59                  TOTAL EQUITY (DEFICIT)                                                                                  $0
                                                                                                                ---------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                 $0
                                                                                                                ===============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                    ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE            PAST DUE
RECEIVABLES AND PAYABLES AGINGS                   [PRE AND POST PETITION]     [POST PETITION]        POST PETITION DEBT
-------------------------------                   -----------------------     ----------------       ------------------
      0 -30 Days                                                      $0                   $0
                                                  -----------------------     ----------------
      31-60 Days                                                      $0                   $0
                                                  -----------------------     ----------------
      61-90 Days                                                      $0                   $0                        $0
                                                  -----------------------     ----------------       ------------------
      91+ Days                                                        $0                   $0
                                                  -----------------------     ----------------
      Total accounts receivable/payable                               $0                   $0
                                                  -----------------------     ================
      Allowance for doubtful accounts
                                                  -----------------------
      Accounts receivable (net)                                       $0
                                                  =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)

                                                      INVENTORY(IES)
                                                        BALANCE AT
                                                       END OF MONTH
Retail/Restaurants -
  Product for resale
                                          --------------------------------------

Distribution -
  Products for resale
                                          --------------------------------------

Manufacturer -
  Raw Materials
                                          --------------------------------------
  Work-in-progress
                                          --------------------------------------
  Finished goods
                                          --------------------------------------

Other - Explain
                                          --------------------------------------

------------------------------------------

------------------------------------------
    TOTAL                                                                    $0
                                          ======================================


      METHOD OF INVENTORY CONTROL

      Do you have a functioning perpetual inventory system?
                        Yes                No
                            --------          ---------

      How often do you take a complete physical inventory?

        Weekly
                                    ----------
        Monthly
                                    ----------
        Quarterly
                                    ----------
        Semi-annually
                                    ----------
        Annually
                                    ----------
Date of last physical inventory was
                                      ------------------------------------------


Date of next physical inventory is
                                      ------------------------------------------


COST OF GOODS SOLD

INVENTORY BEGINNING OF MONTH
                                                           ---------------------
Add -
  Net purchase
                                                           ---------------------
  Direct labor
                                                           ---------------------
  Manufacturing overhead
                                                           ---------------------
  Freight in
                                                           ---------------------
  Other:
                                                           ---------------------

-------------------------------------------------------    ---------------------

-------------------------------------------------------    ---------------------

Less -

  Inventory End of Month
                                                           ---------------------
  Shrinkage
                                                           ---------------------
  Personal Use
                                                           ---------------------

Cost of Goods Sold                                                           $0
                                                           =====================

INVENTORY VALUATION METHODS

Indicate by a checkmark method of inventory used.


Valuation methods -
    FIFO cost
                                                       ----
    LIFO cost
                                                       ----
    Lower of cost or market
                                                       ----
    Retail method
                                                       ----
    Other
                                                       ----
      Explain


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                               COST      MARKET VALUE

         -------------------------------------------  -----------  -------------

         -------------------------------------------  -----------  -------------

         -------------------------------------------  -----------  -------------

         -------------------------------------------  -----------  -------------

         -------------------------------------------  -----------  -------------

         -------------------------------------------  -----------  -------------
         Total                                                $0             $0
                                                      ===========  =============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                        COST           MARKET VALUE
Machinery & Equipment -                            ----           ------------

         ------------------------------------  ------------     ---------------

         ------------------------------------  ------------     ---------------

         ------------------------------------  ------------     ---------------

         ------------------------------------  ------------     ---------------
         Total                                          $0                  $0
                                               ============     ===============
Furniture & Fixtures -

         ------------------------------------  ------------     ---------------

         ------------------------------------  ------------     ---------------

         ------------------------------------  ------------     ---------------

         ------------------------------------  ------------     ---------------
         Total                                          $0                  $0
                                               ============     ===============
Office Equipment -

         ------------------------------------  ------------     ---------------

         ------------------------------------  ------------     ---------------

         ------------------------------------  ------------     ---------------
         Total                                          $0                  $0
                                               ============     ===============
Leasehold Improvements -

         ------------------------------------  ------------     ---------------

         ------------------------------------  ------------     ---------------

         ------------------------------------  ------------     ---------------

         ------------------------------------  ------------     ---------------
         Total                                          $0                  $0
                                               ============     ===============
Vehicles -

         ------------------------------------  ------------     ---------------

         ------------------------------------  ------------     ---------------

         ------------------------------------  ------------     ---------------

         ------------------------------------  ------------     ---------------
         Total                                          $0                  $0
                                               ============     ===============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                         0-30 DAYS  31-60 DAYS  61-90 DAYS  91+ DAYS   TOTAL
                                      ---------  ----------  ----------  --------   -----
Federal
          Income Tax Withholding                                                       $0
                                      ---------  ----------  ----------  --------  -------
          FICA - Employee                                                              $0
                                      ---------  ----------  ----------  --------  -------
          FICA - Employer                                                              $0
                                      ---------  ----------  ----------  --------  -------
          Unemployment (FUTA)                                                          $0
                                      ---------  ----------  ----------  --------  -------
          Income                                                                       $0
                                      ---------  ----------  ----------  --------  -------
          Other (Attach List)                                                          $0
                                      ---------  ----------  ----------  --------  -------
TOTAL FEDERAL TAXES                         $0          $0          $0        $0       $0
                                      ---------  ----------  ----------  --------  -------
STATE AND LOCAL
          Income Tax Withholding                                                       $0
                                      ---------  ----------  ----------  --------  -------
          Unemployment (UT)                                                            $0
                                      ---------  ----------  ----------  --------  -------
          Disability Insurance (DI)                                                    $0
                                      ---------  ----------  ----------  --------  -------
          Empl. Training Tax (ETT)                                                     $0
                                      ---------  ----------  ----------  --------  -------
          Sales                                                                        $0
                                      ---------  ----------  ----------  --------  -------
          Excise                                                                       $0
                                      ---------  ----------  ----------  --------  -------
          Real property                                                                $0
                                      ---------  ----------  ----------  --------  -------
          Personal property                                                            $0
                                      ---------  ----------  ----------  --------  -------
          Income                                                                       $0
                                      ---------  ----------  ----------  --------  -------
          Other (Attach List)                                                          $0
                                      ---------  ----------  ----------  --------  -------
TOTAL STATE & LOCAL TAXES                   $0          $0          $0        $0       $0
                                      ---------  ----------  ----------  --------  -------
TOTAL TAXES                                 $0          $0          $0        $0       $0
                                      =========  ==========  ==========  ========  =======

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -
-------------------------------------------     CLAIMED    ALLOWED
                                                 AMOUNT   AMOUNT (B)
          Secured claims  (a)                       $0          $0
                                                -------   ---------
          Priority claims other than taxes          $0          $0
                                                -------   ---------
          Priority tax claims                       $0          $0
                                                -------   ---------
          General unsecured claims                  $0          $0
                                                -------   ---------

          (a)     List total amount of claims even it under secured.

          (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                      ACCOUNT 1  ACCOUNT 2  ACCOUNT 3  ACCOUNT 4
                                      ---------  ---------  ---------  ---------
Bank
                                      ---------  ---------  ---------  ---------
Account Type
                                      ---------  ---------  ---------  ---------
Account No.
                                      ---------  ---------  ---------  ---------
Account Purpose
                                      ---------  ---------  ---------  ---------
Balance, End of Month
                                      ---------  ---------  ---------  ---------
Total Funds on Hand for all Accounts        $0
                                      =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 08/31/02
                                              --------

                                                                        Actual        Cumulative
                                                                    Current Month   (Case to Date)
                                                                    -------------   --------------
    CASH RECEIPTS
1      Rent/Leases Collected
                                                                    -------------   --------------
2      Cash Received from Sales
                                                                    -------------   --------------
3      Interest Received
                                                                    -------------   --------------
4      Borrowings
                                                                    -------------   --------------
5      Funds from Shareholders, Partners, or Other Insiders
                                                                    -------------   --------------
6      Capital Contributions
                                                                    -------------   --------------
7
       --------------------------------------------------------     -------------   --------------
8
       --------------------------------------------------------     -------------   --------------
9
       --------------------------------------------------------     -------------   --------------
10
       --------------------------------------------------------     -------------   --------------
11
       --------------------------------------------------------     -------------   --------------

12             TOTAL CASH RECEIPTS                                            $0               $0
                                                                    -------------   --------------
    CASH DISBURSEMENTS
13     Payments for Inventory
                                                                    -------------   --------------
14     Selling
                                                                    -------------   --------------
15     Administrative
                                                                    -------------   --------------
16     Capital Expenditures
                                                                    -------------   --------------
17     Principal Payments on Debt
                                                                    -------------   --------------
18     Interest Paid
                                                                    -------------   --------------
       Rent/Lease:
19             Personal Property
                                                                    -------------   --------------
20             Real Property
                                                                    -------------   --------------
       Amount Paid to Owner(s)/Officer(s)
21             Salaries
                                                                    -------------   --------------
22             Draws
                                                                    -------------   --------------
23             Commissions/Royalties
                                                                    -------------   --------------
24             Expense Reimbursements
                                                                    -------------   --------------
25             Other
                                                                    -------------   --------------
26     Salaries/Commissions (less employee withholding)
                                                                    -------------   --------------
27     Management Fees
                                                                    -------------   --------------
       Taxes:
28             Employee Withholding
                                                                    -------------   --------------
29             Employer Payroll Taxes
                                                                    -------------   --------------
30             Real Property Taxes
                                                                    -------------   --------------
31             Other Taxes
                                                                    -------------   --------------
32     Other Cash Outflows:
                                                                    -------------   --------------
33
               ------------------------------------------------     -------------   --------------
34
               ------------------------------------------------     -------------   --------------
35
               ------------------------------------------------     -------------   --------------
36
               ------------------------------------------------     -------------   --------------
37
               ------------------------------------------------     -------------   --------------

38             TOTAL CASH DISBURSEMENTS:                                      $0               $0
                                                                    -------------   --------------
39  NET INCREASE (DECREASE) IN CASH                                           $0               $0
                                                                    -------------   --------------
40  CASH BALANCE, BEGINNING OF PERIOD
                                                                    -------------   --------------
41  CASH BALANCE, END OF PERIOD                                               $0               $0
                                                                    =============   ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 08/31/02
                                              --------

     CASH FLOWS FROM OPERATING ACTIVITIES                                                              ACTUAL          CUMULATIVE
                                                                                                    CURRENT MONTH    (CASE TO DATE)
 1           Cash Received from Sales
                                                                                                    -------------    ---------------
 2           Rent/Leases Collected
                                                                                                    -------------    ---------------
 3           Interest Received
                                                                                                    -------------    ---------------
 4           Cash Paid to Suppliers
                                                                                                    -------------    ---------------
 5           Cash Paid for Selling Expenses
                                                                                                    -------------    ---------------
 6           Cash Paid for Administrative Expenses
                                                                                                    -------------    ---------------
             Cash Paid for Rents/Leases:
 7                 Personal Property
                                                                                                    -------------    ---------------
 8                 Real Property
                                                                                                    -------------    ---------------
 9           Cash Paid for Interest
                                                                                                    -------------    ---------------
10           Cash Paid for Net Payroll and Benefits
                                                                                                    -------------    ---------------
             Cash Paid to Owner(s)/Officer(s)
11                 Salaries
                                                                                                    -------------    ---------------
12                 Draws
                                                                                                    -------------    ---------------
13                 Commissions/Royalties
                                                                                                    -------------    ---------------
14                 Expense Reimbursements
                                                                                                    -------------    ---------------
15                 Other
                                                                                                    -------------    ---------------
             Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                 Employer Payroll Tax
                                                                                                    -------------    ---------------
17                 Employee Withholdings
                                                                                                    -------------    ---------------
18                 Real Property Taxes
                                                                                                    -------------    ---------------
19                 Other Taxes
                                                                                                    -------------    ---------------
20           Cash Paid for General Expenses
                                                                                                    -------------    ---------------
21
             ------------------------------------------------------------------------------------   -------------    ---------------
22
             ------------------------------------------------------------------------------------   -------------    ---------------
23
             ------------------------------------------------------------------------------------   -------------    ---------------
24
             ------------------------------------------------------------------------------------   -------------    ---------------
25
             ------------------------------------------------------------------------------------   -------------    ---------------
26
             ------------------------------------------------------------------------------------   -------------    ---------------
27                 NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS               $0                 $0
                                                                                                    -------------    ---------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28           Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                    -------------    ---------------
29           Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                                    -------------    ---------------
30           U.S. Trustee Quarterly Fees
                                                                                                    -------------    ---------------
31
             ------------------------------------------------------------------------------------   -------------    ---------------
32                 NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $0                 $0
                                                                                                    -------------    ---------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0                 $0
                                                                                                    -------------    ---------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34           Capital Expenditures
                                                                                                    -------------    ---------------
35           Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                    -------------    ---------------
36
             ------------------------------------------------------------------------------------   -------------    ---------------
37                 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                           $0                 $0
                                                                                                    -------------    ---------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38           Net Borrowings (Except Insiders)
                                                                                                    -------------    ---------------
39           Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                    -------------    ---------------
40           Capital Contributions
                                                                                                    -------------    ---------------
41           Principal Payments
                                                                                                    -------------    ---------------
42
             ------------------------------------------------------------------------------------   -------------    ---------------
43                 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           $0                 $0
                                                                                                    -------------    ---------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0                 $0
                                                                                                    -------------    ---------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                                    -------------    ---------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0                 $0
                                                                                                    =============    ===============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: OmniSky International, LLC       CASE NO. 01-33126 (DM)

                                        CHAPTER 11
                                        MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: Aug 02         PETITION DATE: 12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of
    Accounting for the Debtor).
                                                                             ---
    Dollars reported in $1

                                                                      END OF CURRENT       END OF PRIOR      AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                         MONTH                MONTH             FILING
    a.  Current Assets                                                            $0                 $0
    b.  Total Assets                                                              $0                 $0                  $0
    c.  Current Liabilities                                                       $0                 $0
    d.  Total Liabilities                                                         $0                 $0                  $0

                                                                                                               CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH        PRIOR MONTH       (CASE TO DATE)
    a.  Total Receipts                                                            $0                 $0                  $0
    b.  Total Disbursements                                                       $0                 $0                  $0
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                $0                 $0                  $0
    d.  Cash Balance Beginning of Month                                           $0                 $0                  $0
    e.  Cash Balance End of Month (c + d)                                         $0                 $0                  $0

                                                                                                               CUMULATIVE
                                                                      CURRENT MONTH        PRIOR MONTH       (CASE TO DATE)
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                $0                 $0                  $0
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                   $0                 $0
6.  POST-PETITION LIABILITIES                                                     $0                 $0
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                        $0                 $0

AT THE END OF THIS REPORTING MONTH:                                                                   YES            NO
                                                                                                      ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the normal                               X
    course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.  Have any payments been made to professionals?  (if yes, attach listing including date of                          X
    payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                             X
    attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?                     X
13. Are a plan and disclosure statement on file?                                                        X
14. Was there any post-petition borrowing during this reporting period?                                               X



15. Check if paid: Post-petition taxes    ;   U.S. Trustee Quarterly Fees  X .
                                       ---                                ---
Check if filing is current for: Post-petition tax reporting and tax returns: X .
                                                                            ---

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.
 9/18/02                         /s/ Michael Malesardi
-----------------               -----------------------------------------------
Date:                           Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 08/31/02


       CURRENT MONTH
       -------------

                                                                                           CUMULATIVE     NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                             (CASE TO DATE)    FORECAST
------   --------   --------                                                             --------------    --------
                                    REVENUES:
    $0                    $0       1  Gross Sales                                                   $0
------   --------   --------                                                             -------------     ---------
    $0                    $0       2  less: Sales Returns & Allowances                              $0
------   --------   --------                                                             -------------     ---------
    $0         $0         $0       3  Net Sales                                                     $0            $0
------   --------   --------                                                             -------------     ---------
    $0                    $0       4  less: Cost of Goods Sold    (Schedule 'B')                    $0
------   --------   --------                                                             -------------     ---------
    $0         $0         $0       5  Gross Profit                                                  $0            $0
------   --------   --------                                                             -------------     ---------
    $0                    $0       6  Interest                                                      $0
------   --------   --------                                                             -------------     ---------
    $0                    $0       7  Other Income:                                                 $0
------   --------   --------                       ---------------------------------     -------------     ---------
    $0                    $0       8                                                                $0
------   --------   --------          ----------------------------------------------     -------------     ---------
    $0                    $0       9                                                                $0
------   --------   --------          ----------------------------------------------     -------------     ---------
    $0         $0         $0      10      TOTAL REVENUES                                            $0            $0
------   --------   --------                                                             -------------     ---------

                                    EXPENSES:
    $0                    $0      11  Compensation to Owner(s)/Officer(s)                           $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      12  Salaries                                                      $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      13  Commissions                                                   $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      14  Contract Labor                                                $0
------   --------   --------                                                             -------------     ---------
                                      Rent/Lease:
------   --------   --------                                                             -------------     ---------
    $0                    $0      15      Personal Property                                         $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      16      Real Property                                             $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      17  Insurance                                                     $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      18  Management Fees                                               $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      19  Depreciation                                                  $0
------   --------   --------                                                             -------------     ---------
                                      Taxes:
------   --------   --------                                                             -------------     ---------
    $0                    $0      20      Employer Payroll Taxes                                    $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      21      Real Property Taxes                                       $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      22      Other Taxes                                               $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      23  Other Selling                                                 $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      24  Other Administrative                                          $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      25  Interest                                                      $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      26  Other Expenses:                                               $0
------   --------   --------                         -------------------------------     -------------     ---------
                          $0      27
------   --------   --------          ----------------------------------------------     -------------     ---------
                          $0      28
------   --------   --------          ----------------------------------------------     -------------     ---------
                          $0      29
------   --------   --------          ----------------------------------------------     -------------     ---------
                          $0      30
------   --------   --------          ----------------------------------------------     -------------     ---------
                          $0      31
------   --------   --------          ----------------------------------------------     -------------     ---------
                          $0      32
------   --------   --------          ----------------------------------------------     -------------     ---------
                          $0      33
------   --------   --------          ----------------------------------------------     -------------     ---------
                          $0      34
------   --------   --------          ----------------------------------------------     -------------     ---------
    $0         $0         $0      35      TOTAL EXPENSES                                            $0            $0
------   --------   --------                                                             -------------     ---------
    $0         $0         $0      36  SUBTOTAL                                                      $0            $0
------   --------   --------                                                             -------------     ---------

                                    REORGANIZATION ITEMS:
    $0                    $0      37  Professional Fees                                             $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      38  Provisions for Rejected Executory Contracts                   $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      39  Interest Earned on Accumulated Cash from                      $0
------   --------   --------                                                             -------------     ---------
                                      Resulting Chp 11 Case
    $0                    $0      40  Gain or (Loss) from Sale of Equipment                         $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      41  U.S. Trustee Quarterly Fees                                   $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      42                                                                $0
------   --------   --------          ----------------------------------------------     -------------     ---------
    $0         $0         $0      43       TOTAL REORGANIZATION ITEMS                               $0            $0
------   --------   --------                                                             -------------     ---------
    $0         $0         $0      44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                 $0            $0
------   --------   --------                                                             -------------     ---------
    $0                    $0      45  Federal & State Income Taxes                                  $0
------   --------   --------                                                             -------------     ---------
    $0         $0         $0      46 NET PROFIT (LOSS)                                              $0            $0
======   ========   ========                                                             =============     =========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 08/31/02

   ASSETS

                                                                                    FROM SCHEDULES     MARKET VALUE
                                                                                    --------------     ------------
       CURRENT ASSETS
 1         Cash and cash equivalents - unrestricted                                                              $0
                                                                                                       ------------
 2         Cash and cash equivalents - restricted                                                                $0
                                                                                                       ------------
 3         Accounts receivable (net)                                                      A                      $0
                                                                                                       ------------
 4         Inventory                                                                      B                      $0
                                                                                                       ------------
 5         Prepaid expenses                                                                                      $0
                                                                                                       ------------
 6         Professional retainers                                                                                $0
                                                                                                       ------------
 7         Other:                                                                                                $0
                 ----------------------------------------------------------------                      ------------
 8
           ----------------------------------------------------------------------                      ------------

 9             TOTAL CURRENT ASSETS                                                                              $0
                                                                                                       ------------

       PROPERTY AND EQUIPMENT (MARKET VALUE)

10         Real property                                                                  C                      $0
                                                                                                       ------------
11         Machinery and equipment                                                        D                      $0
                                                                                                       ------------
12         Furniture and fixtures                                                         D                      $0
                                                                                                       ------------
13         Office equipment                                                               D                      $0
                                                                                                       ------------
14         Leasehold improvements                                                         D                      $0
                                                                                                       ------------
15         Vehicles                                                                       D                      $0
                                                                                                       ------------
16         Other:                                                                         D
                 ----------------------------------------------------------------                      ------------
17                                                                                        D
           ----------------------------------------------------------------------                      ------------
18                                                                                        D
           ----------------------------------------------------------------------                      ------------
19                                                                                        D
           ----------------------------------------------------------------------                      ------------
20                                                                                        D
           ----------------------------------------------------------------------                      ------------

21             TOTAL PROPERTY AND EQUIPMENT                                                                      $0
                                                                                                       ------------

       OTHER ASSETS

22         Loans to shareholders                                                                                 $0
                                                                                                       ------------
23         Loans to affiliates                                                                                   $0
                                                                                                       ------------
24
           ----------------------------------------------------------------------                      ------------
25
           ----------------------------------------------------------------------                      ------------
26
           ----------------------------------------------------------------------                      ------------
27
           ----------------------------------------------------------------------                      ------------
28             TOTAL OTHER ASSETS                                                                                $0
                                                                                                       ------------

29             TOTAL ASSETS                                                                                      $0
                                                                                                       ============

         NOTE:
                  Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

   LIABILITIES FROM SCHEDULES
       POST-PETITION
           CURRENT LIABILITIES
30         Salaries and wages                                                                                    $0
                                                                                                       ------------
31         Payroll taxes                                                                                         $0
                                                                                                       ------------
32         Real and personal property taxes                                                                      $0
                                                                                                       ------------
33         Income taxes                                                                                          $0
                                                                                                       ------------
34         Sales taxes                                                                                           $0
                                                                                                       ------------
35         Notes payable (short term)                                                                            $0
                                                                                                       ------------
36         Accounts payable (trade)                                                       A                      $0
                                                                                                       ------------
37         Real property lease arrearage                                                                         $0
                                                                                                       ------------
38         Personal property lease arrearage                                                                     $0
                                                                                                       ------------
39         Accrued professional fees                                                                             $0
                                                                                                       ------------
40         Current portion of long-term post-petition debt (due within 12 months)                                $0
                                                                                                       ------------
41         Other:                                                                                                $0
                 ----------------------------------------------------------------                      ------------
42
           ----------------------------------------------------------------------                      ------------
43
           ----------------------------------------------------------------------                      ------------

44         TOTAL CURRENT LIABILITIES                                                                             $0
                                                                                                       ------------

45         LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                       ------------

46                                      TOTAL POST-PETITION LIABILITIES                                          $0
                                                                                                       ------------

       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47         Secured claims                                                                 F                      $0
                                                                                                       ------------
48         Priority unsecured claims                                                      F                      $0
                                                                                                       ------------
49         General unsecured claims                                                       F                      $0
                                                                                                       ------------

50         TOTAL PRE-PETITION LIABILITIES                                                                        $0
                                                                                                       ------------

51         TOTAL LIABILITIES                                                                                     $0
                                                                                                       ------------

   EQUITY (DEFICIT)

52         Retained Earnings/(Deficit) at time of filing                                                         $0
                                                                                                       ------------
53         Capital Stock                                                                                         $0
                                                                                                       ------------
54         Additional paid-in capital                                                                            $0
                                                                                                       ------------
55         Cumulative profit/(loss) since filing of case                                                         $0
                                                                                                       ------------
56         Post-petition contributions/(distributions) or (draws)                                                $0
                                                                                                       ------------
57
           ----------------------------------------------------------------------                      ------------
58         Market value adjustment                                                                               $0
                                                                                                       ------------

59             TOTAL EQUITY (DEFICIT)                                                                            $0
                                                                                                       ------------

60 TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                        $0
                                                                                                       ============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                           ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE          PAST DUE
RECEIVABLES AND PAYABLES AGINGS                          [PRE AND POST PETITION]      [POST PETITION]     POST PETITION DEBT
  0 -30 Days                                                                  $0                   $0
                                                         -----------------------     ----------------
  31-60 Days                                                                  $0                   $0
                                                         -----------------------     ----------------
  61-90 Days                                                                  $0                   $0                     $0
                                                         -----------------------     ----------------     ------------------
  91+ Days                                                                    $0                   $0
                                                         -----------------------     ----------------
  Total accounts receivable/payable                                           $0                   $0
                                                         -----------------------     ================
  Allowance for doubtful accounts
                                                         -----------------------
  Accounts receivable (net)                                                   $0
                                                         =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                       COST OF GOODS SOLD
                                        INVENTORY(IES)
                                          BALANCE AT
                                         END OF MONTH
                                         ------------
                                                         INVENTORY BEGINNING OF MONTH
                                                                                                          ------------------
                                                         Add -
  Retail/Restaurants -                                     Net purchase
                                                                                                          ------------------
    Product for resale                                     Direct labor
                                        --------------                                                    ------------------
                                                           Manufacturing overhead
                                                                                                          ------------------
  Distribution -                                           Freight in
                                                                                                          ------------------
    Products for resale                                    Other:
                                        --------------                                                    ------------------

  Manufacturer -
                                                         ---------------------------------------------    ------------------
    Raw Materials
                                        --------------   ---------------------------------------------    ------------------

    Work-in-progress                                     Less -
                                        --------------                                                    ------------------
    Finished goods                                         Inventory End of Month
                                        --------------                                                    ------------------
                                                           Shrinkage
                                                                                                          ------------------
  Other - Explain                                          Personal Use
                                        --------------                                                    ------------------

                                                         Cost of Goods Sold                                               $0
                                        --------------                                                    ==================
      TOTAL                                       $0
                                        ==============


  METHOD OF INVENTORY CONTROL                               INVENTORY VALUATION METHODS
  Do you have a functioning perpetual inventory system?     Indicate by a checkmark method of inventory used.
                 Yes         No
                    -----       -----

  How often do you take a complete physical inventory?      Valuation methods -
                                                              FIFO cost
                                                                                        -----
    Weekly                                                    LIFO cost
                    -------                                                             -----
    Monthly                                                   Lower of cost or market
                    -------                                                             -----
    Quarterly                                                 Retail method
                    -------                                                             -----
    Semi-annually                                             Other
                    -------                                                             -----
    Annually                                                    Explain
                    -------

Date of last physical inventory was
                                        -----------------   ------------------------------------------------------

                                                            ------------------------------------------------------
Date of next physical inventory is
                                        -----------------   ------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                    COST          MARKET VALUE
-----------                                                    ----          ------------
    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------
    Total                                                             $0               $0
                                                          ==============     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                   COST           MARKET VALUE
-----------                                                   ----           ------------

Machinery & Equipment -

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------
    Total                                                             $0               $0
                                                          ==============     ============

Furniture & Fixtures -

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------
    Total                                                             $0               $0
                                                          ==============     ============

Office Equipment -

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------
    Total                                                             $0               $0
                                                          ==============     ============

Leasehold Improvements -

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------
    Total                                                             $0               $0
                                                          ==============     ============

Vehicles -

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------

    --------------------------------------------------    --------------     ------------
    Total                                                             $0               $0
                                                          ==============     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                     0-30 DAYS      31-60 DAYS     61-90 DAYS     91+ DAYS    TOTAL
                                  ---------      ----------     ----------     --------    -----
FEDERAL
    Income Tax Withholding                                                                    $0
                                  ---------      ----------     ----------     --------    -----
    FICA - Employee                                                                           $0
                                  ---------      ----------     ----------     --------    -----
    FICA - Employer                                                                           $0
                                  ---------      ----------     ----------     --------    -----
    Unemployment (FUTA)                                                                       $0
                                  ---------      ----------     ----------     --------    -----
    Income                                                                                    $0
                                  ---------      ----------     ----------     --------    -----
    Other (Attach List)                                                                       $0
                                  ---------      ----------     ----------     --------    -----
TOTAL FEDERAL TAXES                      $0              $0             $0           $0       $0
                                  ---------      ----------     ----------     --------    -----

STATE AND LOCAL
    Income Tax Withholding                                                                    $0
                                  ---------      ----------     ----------     --------    -----
    Unemployment (UT)                                                                         $0
                                  ---------      ----------     ----------     --------    -----
    Disability Insurance (DI)                                                                 $0
                                  ---------      ----------     ----------     --------    -----
    Empl. Training Tax (ETT)                                                                  $0
                                  ---------      ----------     ----------     --------    -----
    Sales                                                                                     $0
                                  ---------      ----------     ----------     --------    -----
    Excise                                                                                    $0
                                  ---------      ----------     ----------     --------    -----
    Real property                                                                             $0
                                  ---------      ----------     ----------     --------    -----
    Personal property                                                                         $0
                                  ---------      ----------     ----------     --------    -----
    Income                                                                                    $0
                                  ---------      ----------     ----------     --------    -----
    Other (Attach List)                                                                       $0
                                  ---------      ----------     ----------     --------    -----
TOTAL STATE & LOCAL TAXES                $0              $0             $0           $0       $0
                                  ---------      ----------     ----------     --------    -----
TOTAL TAXES                              $0              $0             $0           $0       $0
                                  =========      ==========     ==========     ========    =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                CLAIMED       ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                      AMOUNT      AMOUNT (B)
-------------------------------------------                                      ------      ----------
    Secured claims  (a)                                                              $0              $0
    Priority claims other than taxes                                                 $0              $0
    Priority tax claims                                                              $0              $0
    General unsecured claims                                                         $0              $0

(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1    ACCOUNT 2    ACCOUNT 3    ACCOUNT 4
                                           ---------    ---------    ---------    ---------
Bank
                                           ---------    ---------    ---------    ---------
Account Type
                                           ---------    ---------    ---------    ---------
Account No.
                                           ---------    ---------    ---------    ---------
Account Purpose
                                           ---------    ---------    ---------    ---------
Balance, End of Month
                                           ---------    ---------    ---------    ---------
Total Funds on Hand for all Accounts              $0
                                           =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 08/31/02

                                                                           Actual           Cumulative
                                                                        Current Month     (Case to Date)
                                                                        -------------     --------------
    CASH RECEIPTS
1      Rent/Leases Collected
                                                                        -------------     --------------
2      Cash Received from Sales
                                                                        -------------     --------------
3      Interest Received
                                                                        -------------     --------------
4      Borrowings
                                                                        -------------     --------------
5      Funds from Shareholders, Partners, or Other Insiders
                                                                        -------------     --------------
6      Capital Contributions
                                                                        -------------     --------------
7
       ----------------------------------------------------             -------------     --------------
8
       ----------------------------------------------------             -------------     --------------
9
       ----------------------------------------------------             -------------     --------------
10
       ----------------------------------------------------             -------------     --------------
11
       ----------------------------------------------------             -------------     --------------

12         TOTAL CASH RECEIPTS                                                     $0                 $0
                                                                        -------------     --------------

    CASH DISBURSEMENTS
13    Payments for Inventory
                                                                        -------------     --------------
14    Selling
                                                                        -------------     --------------
15    Administrative
                                                                        -------------     --------------
16    Capital Expenditures
                                                                        -------------     --------------
17    Principal Payments on Debt
                                                                        -------------     --------------
18    Interest Paid
      Rent/Lease:
19      Personal Property
                                                                        -------------     --------------
20      Real Property
                                                                        -------------     --------------
      Amount Paid to Owner(s)/Officer(s)
21      Salaries
                                                                        -------------     --------------
22      Draws
                                                                        -------------     --------------
23      Commissions/Royalties
                                                                        -------------     --------------
24      Expense Reimbursements
                                                                        -------------     --------------
25      Other
                                                                        -------------     --------------
26    Salaries/Commissions (less employee withholding)
                                                                        -------------     --------------
27    Management Fees
                                                                        -------------     --------------
      Taxes:
28      Employee Withholding
                                                                        -------------     --------------
29      Employer Payroll Taxes
                                                                        -------------     --------------
30      Real Property Taxes
                                                                        -------------     --------------
31      Other Taxes
                                                                        -------------     --------------
32    Other Cash Outflows:
                                                                        -------------     --------------
33
        ---------------------------------------------------             -------------     --------------
34
        ---------------------------------------------------             -------------     --------------
35
        ---------------------------------------------------             -------------     --------------
36
        ---------------------------------------------------             -------------     --------------
37
        ---------------------------------------------------             -------------     --------------

38      TOTAL CASH DISBURSEMENTS:                                                  $0                 $0
                                                                        -------------     --------------

39  NET INCREASE (DECREASE) IN CASH                                                $0                 $0
                                                                        -------------     --------------

40  CASH BALANCE, BEGINNING OF PERIOD
                                                                        -------------     --------------

41  CASH BALANCE, END OF PERIOD                                                    $0                 $0
                                                                        =============     ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 08/31/02

                                                                           ACTUAL           CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                CURRENT MONTH     (CASE TO DATE)
                                                                        -------------     --------------
1     Cash Received from Sales
                                                                        -------------     --------------
2     Rent/Leases Collected
                                                                        -------------     --------------
3     Interest Received
                                                                        -------------     --------------
4     Cash Paid to Suppliers
                                                                        -------------     --------------
5     Cash Paid for Selling Expenses
                                                                        -------------     --------------
6     Cash Paid for Administrative Expenses
      Cash Paid for Rents/Leases:
7      Personal Property
                                                                        -------------     --------------
8      Real Property
                                                                        -------------     --------------
9     Cash Paid for Interest
                                                                        -------------     --------------
10    Cash Paid for Net Payroll and Benefits
                                                                        -------------     --------------
      Cash Paid to Owner(s)/Officer(s)
11     Salaries
                                                                        -------------     --------------
12     Draws
                                                                        -------------     --------------
13     Commissions/Royalties
                                                                        -------------     --------------
14     Expense Reimbursements
                                                                        -------------     --------------
15     Other
                                                                        -------------     --------------
      Cash Paid for Taxes Paid/Deposited to Tax Acct.
16     Employer Payroll Tax
                                                                        -------------     --------------
17     Employee Withholdings
                                                                        -------------     --------------
18     Real Property Taxes
                                                                        -------------     --------------
19     Other Taxes
                                                                        -------------     --------------
20    Cash Paid for General Expenses
                                                                        -------------     --------------
21
                                                                        -------------     --------------
22
                                                                        -------------     --------------
23
                                                                        -------------     --------------
24
                                                                        -------------     --------------
25
                                                                        -------------     --------------
26
                                                                        -------------     --------------

27     NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
         REORGANIZATION ITEMS                                                      $0                 $0
                                                                        -------------     --------------

    CASH FLOWS FROM REORGANIZATION ITEMS

28    Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                        -------------     --------------
29    Professional Fees Paid for Services in Connection with
        Chp 11 Case
                                                                        -------------     --------------
30    U.S. Trustee Quarterly Fees
                                                                        -------------     --------------
31
                                                                        -------------     --------------

32     NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                            $0                 $0
                                                                        -------------     --------------

33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND
      REORGANIZATION ITEMS                                                         $0                 $0
                                                                        -------------     --------------

    CASH FLOWS FROM INVESTING ACTIVITIES

34    Capital Expenditures
                                                                        -------------     --------------
35    Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                        -------------     --------------
36
                                                                        -------------     --------------

37     NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                            $0                 $0
                                                                        -------------     --------------

    CASH FLOWS FROM FINANCING ACTIVITIES

38    Net Borrowings (Except Insiders)
                                                                        -------------     --------------
39    Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                        -------------     --------------
40    Capital Contributions
                                                                        -------------     --------------
41    Principal Payments
                                                                        -------------     --------------
42
                                                                        -------------     --------------

43     NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                            $0                 $0
                                                                        -------------     --------------

44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                           $0                 $0
                                                                        -------------     --------------

45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                        -------------     --------------

46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                      $0                 $0
                                                                        =============     ==============